                        THE M. W. KELLOGG RETIREMENT PLAN

                 (Amended and Restated Effective January 1, 1989)

                        THE M. W. KELLOGG RETIREMENT PLAN

               (As Amended and Restated Effective January 1, 1989)

                                TABLE OF CONTENTS

                                                                            Page


Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 1   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .   2

            Actuarial Equivalent . . . . . . . . . . . . . . . . . . . . . .   2
            Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
            Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
            Committee. . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
            Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
            Credited Service . . . . . . . . . . . . . . . . . . . . . . . .   2
            Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
            Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
            Final Average Annual Earnings. . . . . . . . . . . . . . . . . .   5
            Final Average Monthly Earnings . . . . . . . . . . . . . . . . .   5
            Hour of Service. . . . . . . . . . . . . . . . . . . . . . . . .   6
            Monthly Earnings . . . . . . . . . . . . . . . . . . . . . . . .   6
            Participant. . . . . . . . . . . . . . . . . . . . . . . . . . .   7
            Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
            Plan Year. . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
            Prior Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
            Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
            Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
            Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
            Vesting Service. . . . . . . . . . . . . . . . . . . . . . . . .   7

SECTION 2   Effective Date . . . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION 3   Participation. . . . . . . . . . . . . . . . . . . . . . . . . .  10

SECTION 4   Participant's Contributions. . . . . . . . . . . . . . . . . . .  11

SECTION 5   Retirement Date. . . . . . . . . . . . . . . . . . . . . . . . .  12

     5.1    Normal Retirement Date . . . . . . . . . . . . . . . . . . . . .  12

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     5.2    Early Retirement Date. . . . . . . . . . . . . . . . . . . . . .  12
     5.3    Postponed Retirement Date. . . . . . . . . . . . . . . . . . . .  12
     5.4    Retirement Date. . . . . . . . . . . . . . . . . . . . . . . . .  12

SECTION 6   Amount of Normal Retirement Income . . . . . . . . . . . . . . .  13

     6.1    Computation of Annual Normal Retirement Income Credit
              at Normal Retirement Date. . . . . . . . . . . . . . . . . . .  13
     6.2    Normal Forms of Retirement Income Payments at
              Participant's Retirement Date. . . . . . . . . . . . . . . . .  14
     6.3    At Early Retirement Date . . . . . . . . . . . . . . . . . . . .  16
     6.4    At Postponed Retirement Date . . . . . . . . . . . . . . . . . .  16
     6.5    Former Participants. . . . . . . . . . . . . . . . . . . . . . .  16
     6.6    No Duplication of Benefits . . . . . . . . . . . . . . . . . . .  16
     6.7    Limitation on Benefits . . . . . . . . . . . . . . . . . . . . .  16

            I)   Single Defined Benefit Plan . . . . . . . . . . . . . . . .  16
            II)  Two or More Defined Benefit Plans . . . . . . . . . . . . .  19
            III) Defined Contribution Plan and Defined Benefit Plan. . . . .  19
            IV)  Definitions . . . . . . . . . . . . . . . . . . . . . . . .  21

     6.8    Minimum Amount of Retirement Income. . . . . . . . . . . . . . .  23
     6.9    Offset for Benefits Provided Under Prior Plan. . . . . . . . . .  24
     6.10   Disability . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

SECTION 7   Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . .  26

     7.1    Spouse's Guaranty. . . . . . . . . . . . . . . . . . . . . . . .  26

SECTION 8   Termination of Service . . . . . . . . . . . . . . . . . . . . .  27

     8.1    Vesting Requirements . . . . . . . . . . . . . . . . . . . . . .  27
     8.2    Benefits Payable on Termination of Service Before Vesting. . . .  27
     8.3    Benefits Payable on Termination of Service After Vesting . . . .  27

SECTION 9   Optional Forms of Retirement Income. . . . . . . . . . . . . . .  28

     9.1    General Provisions Relative to Options . . . . . . . . . . . . .  28
     9.2    Contingent Retirement Income Option. . . . . . . . . . . . . . .  28
     9.3    Life-Ten Years Certain Option. . . . . . . . . . . . . . . . . .  29
     9.4    Lump-Sum Cash Distribution Option. . . . . . . . . . . . . . . .  30
     9.5    Straight Life Annuity Option . . . . . . . . . . . . . . . . . .  33

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SECTION 10  Payment of Retirement Income. . . . . . . . . . . . . . . . . .  34

     10.1   Small Benefits. . . . . . . . . . . . . . . . . . . . . . . . .  34
     10.2   Facility of Payment . . . . . . . . . . . . . . . . . . . . . .  34
     10.3   Certain Suspensions of Payments . . . . . . . . . . . . . . . .  34
     10.4   Commencement of Payments. . . . . . . . . . . . . . . . . . . .  35
     10.5   Participant's Right to Transfer Eligible Rollover
              Distribution. . . . . . . . . . . . . . . . . . . . . . . . .  35

SECTION 11  Non-Alienation of Benefits. . . . . . . . . . . . . . . . . . .  37

SECTION 12  Administration. . . . . . . . . . . . . . . . . . . . . . . . .  38

     12.1   Establishment of the Committee. . . . . . . . . . . . . . . . .  38
     12.2   Organization of the Committee . . . . . . . . . . . . . . . . .  38
     12.3   Powers of the Committee . . . . . . . . . . . . . . . . . . . .  38
     12.4   Duties of the Committee . . . . . . . . . . . . . . . . . . . .  39
     12.5   Actions by the Committee. . . . . . . . . . . . . . . . . . . .  39
     12.6   Actuarial Tables and Studies. . . . . . . . . . . . . . . . . .  39
     12.7   Accounts and Reports. . . . . . . . . . . . . . . . . . . . . .  40
     12.8   Discretionary Action. . . . . . . . . . . . . . . . . . . . . .  40
     12.9   Action Taken in Good Faith. . . . . . . . . . . . . . . . . . .  40
     12.10  Indemnification . . . . . . . . . . . . . . . . . . . . . . . .  40
     12.11  Claims Procedure. . . . . . . . . . . . . . . . . . . . . . . .  40
     12.12  Claims Review Procedure . . . . . . . . . . . . . . . . . . . .  41
     12.13  Disputed Benefits . . . . . . . . . . . . . . . . . . . . . . .  42
     12.14  Responsibilities of Named Fiduciaries Other than the Committee.  42
     12.15  Allocation of Responsibilities. . . . . . . . . . . . . . . . .  42
     12.16  Designation of Persons to Carry Out Responsibilities of
            Named Fiduciaries . . . . . . . . . . . . . . . . . . . . . . .  42
     12.17  Payment of Expenses . . . . . . . . . . . . . . . . . . . . . .  42

SECTION 13  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . .  43

     13.1   No Enlargement of Employee Rights . . . . . . . . . . . . . . .  43
     13.2   Transfer to Status of Employee. . . . . . . . . . . . . . . . .  43
     13.3   Transfer from Status of Employee. . . . . . . . . . . . . . . .  44
     13.4   Notice of Address . . . . . . . . . . . . . . . . . . . . . . .  44
     13.5   Data. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
     13.6   Merger or Consolidation of Plan . . . . . . . . . . . . . . . .  45
     13.7   Unclaimed Benefits. . . . . . . . . . . . . . . . . . . . . . .  45
     13.8   Temporary Limitations . . . . . . . . . . . . . . . . . . . . .  45

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SECTION 14  Funding . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

     14.1   Trusts and Insurance Contracts. . . . . . . . . . . . . . . . .  47
     14.2   Contributions . . . . . . . . . . . . . . . . . . . . . . . . .  47
     14.3   Irrevocability. . . . . . . . . . . . . . . . . . . . . . . . .  47
     14.4   Payment of Benefits . . . . . . . . . . . . . . . . . . . . . .  48

SECTION 15  Qualification under Internal Revenue Code . . . . . . . . . . .  49

SECTION 16  Amendment and Termination . . . . . . . . . . . . . . . . . . .  50

     16.1   Authority to Amend or Terminate . . . . . . . . . . . . . . . .  50
     16.2   Effect of Termination . . . . . . . . . . . . . . . . . . . . .  50
     16.3   Trust Fund Continuation . . . . . . . . . . . . . . . . . . . .  51

SECTION 17  Top-Heavy Plan Requirements . . . . . . . . . . . . . . . . . .  52

     17.1   General Rule. . . . . . . . . . . . . . . . . . . . . . . . . .  52
     17.2   Vesting Provisions. . . . . . . . . . . . . . . . . . . . . . .  52
     17.3   Minimum Benefit Provisions. . . . . . . . . . . . . . . . . . .  52
     17.4   Limitation on Compensation. . . . . . . . . . . . . . . . . . .  53
     17.5   Limitation of Benefits. . . . . . . . . . . . . . . . . . . . .  53
     17.6   Coordination With Other Plans . . . . . . . . . . . . . . . . .  54
     17.7   Distributions to Certain Key Employees  . . . . . . . . . . . .  54
     17.8   Determination of Top-Heavy Status . . . . . . . . . . . . . . .  54

APPENDIX A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                       THE M.W. KELLOGG RETIREMENT PLAN

               (As Amended and Restated Effective January 1, 1989)


                                  INTRODUCTION

          The M. W. Kellogg Retirement Plan (the "Plan") was established effective July 1, 1981, following the termination of the Pullman Incorporated Retirement Plan, for Employees of the M. W. Kellogg division of The M. W. Kellogg Company (formerly Pullman Incorporated), a wholly-owned subsidiary of Wheelabrator-Frye, Inc. Effective January 11, 1988, the Company became a wholly-owned subsidiary of Dresser Industries, Inc.

          Effective May 31, 1988, the Plan became a frozen plan.

          Effective as of January 1, 1989, the Board of Directors of the Company authorized the amendment and restatement of The M. W. Kellogg Retirement Plan as in effect immediately prior to such date in the form of this plan to comply with the provisions of the Tax Reform Act of 1986 and to make certain other changes therein.

          The Plan and its related Trust, which is intended to form a part of the Plan, are intended to meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as well as the requirements of the Employee Retirement Income Security Act of 1974, as either may be amended from time to time.

          NOW, THEREFORE, The M. W. Kellogg Company hereby amends and restates in its entirety The M. W. Kellogg Retirement Plan, effective as of January 1, 1989:


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                                    SECTION 1

                                   DEFINITIONS

          The following words and phrases shall have the respective meanings stated below unless a different meaning is clearly required by the context:

          ACTUARIAL EQUIVALENT means a benefit having the same value, determined on an actuarial basis, as the benefit which such Actuarial Equivalent replaces. The determination of an Actuarial Equivalent shall be based on (i) 7.0% interest, except for lump-sum payments, the value of which shall be arrived at as provided in Section 9.4, and (ii) the 1971 TPF&C Forecast Mortality Table Male Rates with a one-year setback for Participants and a five-year setback for beneficiaries. An Actuarial Equivalent shall be determined by an actuary appointed by the Company and such determination shall be conclusive. For purposes of determining the $3,500 threshold on lump-sum payments, the interest rate shall not exceed the interest rate which would be used (as of the beginning of the Plan Year) by the Pension Benefit Guaranty Corporation for determining the present value of a lump-sum distribution on Plan termination if the Actuarial Equivalent lump sum value of such vested accrued benefit (using such rate) is not in excess of $25,000.

          AFFILIATE means a corporation or other trade or business which is not an Employer under this Plan but which, together with an Employer, is "under common control" within the meaning of Code Section 414(b) or (c), as modified by Code Section 415(h) where applicable; any organization (whether or not incorporated) which, together with an Employer, is a member of an "affiliated service group" within the meaning of Code Section 414(m); and any other entity required to be aggregated with the Employer pursuant to regulations under Code
Section 414(o).

          CODE means the Internal Revenue Code of 1986, as amended.

          COMMITTEE means the Administrative Committee appointed by the Company to act as administrator of the Plan and to perform the duties described in
Section 12.

          COMPANY means The M. W. Kellogg Company, a Delaware corporation, or any predecessor or successor corporation.

          CREDITED SERVICE means the total number of months (for which he receives or is entitled to receive compensation) of an Employee's latest period of uninterrupted employment with the Company. Credited Service shall not include any period during which an individual is included in a recognized collective bargaining unit represented by a union with which the Company has entered into a collective bargaining agreement, or any period during which an individual is employed for the specific purpose of working on a designated construction project for the duration of such project. Each Employee who was a Participant in the Prior Plan on June 30, 1981 shall be credited with Credited Service equal to the Continuous Service credited to him as of June 30, 1981 under the Prior Plan.

          An individual's Credited Service also shall include the following periods of time regardless of whether he receives compensation therefor from the
Company:

          (a) any period of absence from active employment with the Company prior to his Retirement Date of up to 24 months due to layoff;

          (b) any period of absence from active employment with the Company prior to his Retirement Date due to "Disability."
     "Disability" shall constitute a mental or physical condition of such individual which the Committee, on the basis of evidence satisfactory to it, finds to be a permanent condition which renders such individual unfit to perform the duties of an Employee, as such duties shall be determined by the Committee;


          (c) any period of absence from active employment with the Company prior to his Retirement Date due to service in the United States Armed Forces provided he is reemployed by the Company in accordance with applicable statutes following his discharge from military service;

          (d) any period of absence from active employment with the Company prior to his Retirement Date due to a Company directed leave of absence, and a period of up to 12 months during which an Employee is absent from work by reason of the Employee's pregnancy, the birth of a child of the Employee or the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for the period immediately following such birth or placement, which period shall be considered as a Company directed leave of absence for the purposes of Section 1 hereof; and/or

          (e) any other period of absence from active employment with the Company if such Employee is again credited with an hour of service within 12 months of the date such absence began.

          In computing the Credited Service of an Employee, an hour for which he is paid or entitled to payment by the Company during any calendar day within a calendar month shall be counted as service for the full calendar month. No Employee shall receive credit for more than 1 month of Credited Service for any 1 calendar month nor shall he receive credit for more than 12 months of Credited Service during any Plan Year.

          An Employee will incur a break in his Credited Service on the last day of the calendar month in which his employment is terminated.

          When an Employee's Continuous Service is broken as a result of (i) his failure or refusal to return to work for the Company promptly after a sick leave or an authorized leave of absence, or after he recovers from disability; or
(ii) his leaving the employ of the Company for service in the Armed Forces of the United States and fails to make application for reemployment by the Company in accordance with applicable statutes following his discharge from military service, such break shall be deemed to have occurred as of the end of the last calendar month during any part of which there was an hour in which he was paid or entitled to payment by the Company; provided, however, that if the authorized leave of absence referred to in (i) above was a Company directed leave of absence, the break shall be deemed to have occurred on the last day of the calendar month during which such leave of absence is terminated by the Company. When an Employee's Continuous Service is broken as a result of any of the other causes listed above, such break shall be deemed to have occurred on the last day of the calendar month during which the event which caused such break took place.

          If an Employee who has met the requirements for vesting set forth in
Section 8 hereof incurs a break in his Credited Service as a result of any of the causes listed above and subsequently returns to the employ of the Company, his participation in the Plan shall be reinstated immediately. He shall retain his previously accumulated Credited Service and he shall be credited with additional Credited Service for his continuous employment with the Company after such return.

          If an Employee who has not met the requirements for vesting set forth in Section 8 hereof incurs a break in his Credited Service and subsequently returns to the employ of the Company, his participation in the Plan shall be reinstated immediately. If the total period of time elapsed from the effective date of such break to the effective date of his reemployment is less than the greater of (a) 60 consecutive months and (b) the period of his previous employment, he shall retain his previously accumulated Credited Service and he shall be credited with additional Credited Service for his continuous employment during such new period of employment. If the total period of time elapsed from the effective date of such break to the effective date of his reemployment equals or exceeds the greater of (a) 60 consecutive months and (b) his months of previously accumulated Credited Service, he shall forfeit his previously accumulated Credited Service and shall be credited with Credited Service for his continuous service during such new period of employment.

          No individual shall accrue Credited Service with respect to employment after May 31, 1988.

          EMPLOYEE means any person employed by the Company other than (a) an individual whose terms of employment are governed by a collective bargaining agreement unless such collective bargaining agreement specifically provides otherwise; (b) an individual compensated on an hourly wage as opposed to salary basis (except as provided in (a) above); (c) an individual who is a consultant;
(d) an individual hired to work only on a specific project or projects from time to time; and (e) an individual hired as a non-benefit direct contract Employee. An Employee shall include (i) any individual who is a United States citizen and who is (1) employed on a regular, non-temporary basis by a foreign subsidiary of the Company which has not adopted the Plan (but only if such foreign subsidiary is covered by an agreement entered into under section 3121(1) of the Code), or
(2) employed by a domestic subsidiary of the Company which has not adopted the Plan and which is primarily engaged in business outside the United States, provided in either case, such individual is not covered under a funded deferred compensation plan maintained by such subsidiary with respect to remuneration paid to such individual by such subsidiary or (ii) a leased Employee within the meaning of Section 414(n)(2) of the Code.

          EMPLOYER means the Company, and any other Affiliate that may adopt this Plan in the future and the successors, if any, to such Affiliate.

          FINAL AVERAGE ANNUAL EARNINGS means 12 times a Participant's Final Average Monthly Earnings.

          FINAL AVERAGE MONTHLY EARNINGS means:

          (i) for a Participant who has accumulated 120 or more months of Credited Service the higher of (1) the average of his Monthly Earnings during the last 60 months of his Credited Service or (2) the average of his Monthly Earnings during that combination of any 5 consecutive calendar years during the last 120 months of his Credited Service which produces the highest average Monthly Earnings,

          (ii) for a Participant who has accumulated more than 60 but less than 120 months of Credited Service the higher of (1) the average of his Monthly Earnings during the last 60 months of his Credited Service or (2) the average of his Monthly Earnings during that combination of any 5 consecutive calendar years during the entire period of his Credited Service which produces the highest average Monthly Earnings, and

          (iii) for a Participant who has accumulated 60 or less months of Credited Service prior to his Retirement Date the average of his Monthly Earnings during the entire period of his Credited Service.

          Notwithstanding the foregoing provisions of this paragraph, if a Participant is totally Disabled on his Retirement Date or if he was on layoff or on a Company directed leave of absence immediately prior to the date on which his Credited Service is broken, the calculation of his Final Average Monthly Earnings shall be made using only the appropriate portion of his Credited Service which was accumulated prior to the date on which he became disabled, the date he was placed on layoff or the date on which he commenced such leave of absence, whichever is applicable, and using only his Monthly Earnings during such portion of his Credited Service.

          The determination of "Final Average Monthly Earnings" shall not include any compensation paid to or earned by a Participant after May 31, 1988.

          HOUR OF SERVICE means

          (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

          (2) Each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours of service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to
     Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

          (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. The same hours of service shall not be credited both under paragraph (1) or paragraph (2), as the case may be, and under this paragraph (3).
     These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

          MONTHLY EARNINGS means, for periods prior to July 1, 1981, the total compensation received by a Participant in any one calendar month including the salary or wages paid plus such other compensation, if any, paid to the Participant which is determined to be includable under uniform rules established by the Company in accordance with Section 12 hereof. Subject to Section 13.2 hereof, for periods after

June 30, 1981 but prior to January 1, 1984, "Monthly Earnings" means the compensation paid during a Plan Year (excluding tuition reimbursement, moving expense allowances, severance payments, vacation payoffs and pay in lieu of notice) divided by the number of months within that Plan Year for which the Participant earns Credited Service.

          For periods after January 1, 1984, "Monthly Earnings" means compensation paid a Participant during a Plan Year including base pay, overtime, management bonuses of up to 50% of base pay, extended work-week and shift differential payments and interim travel pay, and including amounts deferred by such Participant pursuant to an option authorized by section 125 and/or section 401(k) of the Code under a plan adopted by a Company, but excluding contributions to any other deferred compensation program (including this Plan), stock options, restricted stock, and any other form of extraordinary remuneration, including, but not limited to, overseas or cost-of-living allowances, divided by the number of months within that Plan Year included in the Participant's Credited Service.

          No compensation paid to a Participant after May 31, 1988 shall be included in "Monthly Earnings" for any purpose under the Plan.

          Effective January 1, 1989, in no event shall the Monthly Earnings taken into account under the Plan for any Employee annually exceed $200,000 prior to January 1, 1994, or $150,000 on or after January 1, 1994, or such other dollar amount as may be prescribed by the Secretary of the Treasury or his delegate. For purposes of applying the applicable limit on Monthly Earnings, the family unit of an Employee who either is a 5% owner or is both a highly compensated Employee and one of the ten most highly compensated Employees will be treated as a single Employee with Monthly Earnings, and the $200,000 limit will be allocated among the members of the family unit in proportion to the total Monthly Earnings of each member of the family unit. For this purpose, a family unit consists of the Employee who is a 5% owner or one of the ten most highly compensated Employees, the Employee's spouse, and the Employee's lineal descendants who have not attained age 19 before the close of the year.

          PARTICIPANT means any Employee who meets the requirements of
Section 3.

          PLAN means The M. W. Kellogg Retirement Plan, as established effective July 1, 1981 and as amended and restated effective January 1, 1989, and as hereafter amended from time to time.

          PLAN YEAR means the twelve-month period commencing May 1 of each calendar year and ending April 30 of the following calendar year.

          PRIOR PLAN means the Pullman Incorporated Retirement Plan as in effect on June 30, 1981, the date of its termination.

          TRUST means the trust or trusts established for receiving, holding, investing and disposing of the Trust Fund, as provided in Section 14.

          TRUSTEE means the Trustee of a Trust.

          TRUST FUND means the money or other property or assets which shall be held from time to time by the Trustee or Trustees under the Trust.

          VESTING SERVICE means the total number of years of Credited Service for which he receives or is entitled to receive compensation except that if, in any calendar year, an Employee is credited with at least 1,000 Hours of Service, he shall be credited with one year of Vesting Service and if he is credited with at least 500 hours of service, he shall not suffer a break in Vesting Service for such calendar year. If, in any calendar month, an Employee is credited with at least one hour of service, he shall be credited with 190 hours of service for that month.

          Whenever used herein, singular words shall include the plural and masculine words shall include the feminine unless the context clearly indicates a distinction.

                                    SECTION 2

                                 EFFECTIVE DATE

          The provisions of the Plan are effective as of January 1, 1989 unless otherwise specified herein.

                                    SECTION 3

                                  PARTICIPATION

          Each Employee who was a Participant in the Prior Plan on June 30, 1981 shall automatically become a Participant in the Plan on July 1, 1981.

          Each other Employee who was in the employ of the Company on June 30, 1981 or who is employed by the Company after such date shall automatically become a Participant in the Plan as of the first day of the calendar month next following the latest of (i) the date on which he accumulates 12 months of Credited Service, (ii) the date on which he becomes an Employee, or (iii) the date on which he attains his 21st birthday, provided he has not attained his 65th birthday. Notwithstanding the foregoing, an Employee who is a leased Employee with respect to the Employer within the meaning of Code
Section 414(n)(2) is not eligible to participate in the Plan. No Employee shall become a Participant in the Plan subsequent to June 30, 1985.

          If an Employee's employment with the Company and/or Affiliate is terminated during the twelve-month period commencing on the date of his employment and he is reemployed by the Company or an Affiliate during the twelve-month period commencing on the date on which his employment is terminated, he shall be deemed to have completed 12 months of Credited Service for the purpose of determining his eligibility to participate in the Plan on the later of (i) the date on which he would have accumulated 12 months of Credited Service (counting service with the Affiliate as service with the Company for this purpose) if his employment had not been so terminated, or (ii) the date of his reemployment.

                                    SECTION 4

                           PARTICIPANT'S CONTRIBUTIONS

          No Participant shall be required or permitted to make contributions under the Plan.

                                    SECTION 5

                                 RETIREMENT DATE

     5.1 NORMAL RETIREMENT DATE. The Normal Retirement Date of a Participant shall be the first day of the month following the month in which he attains his 65th birthday.

     5.2 EARLY RETIREMENT DATE. A Participant's "Early Retirement Date" shall be the first day of the month following his termination of service after the Participant has attained age 55 but not age 65. A Participant who retires on an Early Retirement Date shall be entitled to receive the benefit provided for in
Section 6.3.

     5.3 POSTPONED RETIREMENT DATE. In the event that any Participant remains in the employ of the Company after his Normal Retirement Date, his "Postponed Retirement Date" shall be the first day of the calendar month next following the date on which he actually retires from employment with the Company, and payment of retirement income to such Participant will not commence until his Postponed Retirement Date.

     5.4 RETIREMENT DATE. A Participant's "Retirement Date" is his Normal Retirement Date, his Early Retirement Date, or his Postponed Retirement Date, whichever is applicable.

                                    SECTION 6

                       AMOUNT OF NORMAL RETIREMENT INCOME

     6.1 COMPUTATION OF ANNUAL NORMAL RETIREMENT INCOME CREDIT AT NORMAL RETIREMENT DATE. Subject to the provisions of Subsections 6.5, 6.6, 6.7, 6.8,
6.9 and 6.10 hereof, a Participant who attains his Normal Retirement Date on or after July 1, 1981, and retires shall be entitled to an Annual Normal Retirement Income Credit equal to the sum, not to exceed 60% of his Final Average Annual Earnings, of (i) his Annual Basic Part Retirement Income Credit and (ii) his Annual Supplemental Part Retirement Income Credit, if any, determined as follows:

          (A) ANNUAL BASIC PART RETIREMENT INCOME CREDIT. Each Participant shall be credited with an Annual Basic Part Retirement Income Credit equal to 1.0% of the lesser of (a) his Final Average Monthly Earnings and (b) 1/12 of his Integration Level, multiplied by his Credited Service.

          Each such Participant who attains his Normal Retirement Date during any calendar year after 1981 and retires shall have an Integration Level equal to the average of maximum wages upon which Social Security taxes are based in each of the calendar years beginning with 1959, or the year of the Participant's 29th birthday, whichever is later, and ending with the calendar year in which the Participant reaches his 64th birthday, assuming no change in the Social Security maximum wage base after the Participant's termination of employment, death or retirement as applicable.

          (B) ANNUAL SUPPLEMENTAL PART RETIREMENT INCOME CREDIT. Each such Participant shall be credited with an Annual Supplemental Part Retirement Income Credit equal to 1.6% of the excess, if any, of his Final Average Monthly Earnings over 1/12 of his Integration Level multiplied by his Credited Service.

          In the determination of any Annual Normal Retirement Income Credit for a Participant who attains his Normal Retirement Date on or after July 1, 1981 and retires and who, solely because he is a non-resident alien of the United States, does not qualify for United States Social Security benefits on his Retirement Date, the Annual Basic Part Retirement Income Credit for such Participant will be as follows and not as stated in Paragraph (A) of this Subsection 6.1:

     1.6% of the lesser of (a) his Final Average Monthly Earnings and
     (b) 1/12 of his Integration Level multiplied by his Credited Service less any old age retirement income benefits to which such Participant is entitled under the laws of any country or countries, other than the United States of America and which are not attributable to his contributions under such foreign laws.

          A Participant's Annual Normal Retirement Income Credit shall not reflect any Credited Service, Final Average Monthly Earnings, or Monthly Earnings arising from employment subsequent to May 31, 1988.

     6.2 NORMAL FORMS OF RETIREMENT INCOME PAYMENTS AT PARTICIPANT'S RETIREMENT DATE. Unless a Participant who retires when he attains his Retirement Date on or after July 1, 1981 elects an optional form of retirement income payment pursuant to Section 9 hereof, retirement income payments shall be made in whichever of the following manners is applicable:

          (A) PARTICIPANT WHO IS NOT MARRIED ON HIS RETIREMENT DATE. If such a Participant is not married on his Retirement Date, all retirement income payments under the Plan shall be made to him in equal monthly installments.
Each monthly installment shall be equal to 1/12 of his Annual Normal Retirement Income Credit determined in accordance with Section 6.

          The first monthly installment shall be payable to such Participant as of his Retirement Date. Subsequent monthly installments shall be payable on the first day of each calendar month thereafter, terminating with the payment made on the first day of the month in which he dies.

          (B) PARTICIPANT WHO IS MARRIED ON HIS RETIREMENT DATE. If such a Participant is married on his Retirement Date, all retirement income payments shall be made as follows:

          (1) TO THE RETIRED PARTICIPANT: A reduced retirement income, the first monthly payment thereof being payable to him as of his Retirement Date. Subsequent monthly installments shall be payable to him on the first day of each calendar month thereafter throughout his lifetime, terminating with the payment made on the first day of the month in which he dies.

          (2) TO THE PARTICIPANT'S SPOUSE: A contingent retirement income, the first monthly payment thereof being payable on the first day of the month following the calendar month in which the Participant dies, if such spouse is living on such date. Subsequent monthly installments shall be payable to such spouse on the first day of each calendar month thereafter throughout such spouse's remaining lifetime, terminating with the payment made on the first day of the month in which such spouse dies. The monthly amount of retirement income payable to such spouse shall be 50% of the reduced retirement income payable to such Participant unless such Participant, prior to his Retirement Date, elects another optional form of retirement income payment pursuant to Section 9 hereof.

          Such Participant, prior to his Retirement Date, shall provide the Company with evidence satisfactory to the Company as to his spouse's age. The retirement income payable to such Participant under this Paragraph (B)(2) shall be the Actuarial Equivalent of the retirement income to which he would otherwise be entitled under the Plan. A written explanation of the terms and conditions of the form of benefit under Paragraph (B)(2) and the effect of refusing it will be furnished to a Participant on or about nine months prior to the date when he would first become eligible to commence receiving a benefit hereunder. The Participant may request additional information regarding the benefits under Paragraph (B)(2) within 60 days of the furnishing of such explanation to him. A written reply will be made within 30 days of his request. During an election period beginning 90 days prior to the benefit commencement date, the Participant may elect in writing to the Committee not to receive payment of his vested benefit in the form specified under Paragraph (B)(2), in which case the normal form of payment described in Paragraph (A) shall be applicable unless an optional form becomes operative under Section 9. During the election period the Participant may revoke and choose elections in writing to the Committee. A married Participant who elects not to receive the form specified under Paragraph (B)(2) must obtain the consent of his spouse which shall not be effective unless: (i) Participant's spouse consents in writing to the election;
(ii) the election designates a specific alternate beneficiary (including any class of beneficiaries or any contingent beneficiaries) and a form of benefit which may not be changed without any further spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a Plan representative or notary public. If it is established to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election. Any consent by a spouse under this Section (or establishment that the consent of the spouse cannot be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by the spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. For purposes of this Section, the spouse or surviving spouse of the Participant shall be deemed the recipient of the form of benefit under Paragraph (B)(2), provided that a former spouse will be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

          In the event that such Participant after meeting the requirements for early retirement as provided in Subsection 5.2 hereof and prior to his Retirement Date either (i) elects to receive retirement income payments in the form described in Subsection 6.2(A), or (ii) elects to receive an optional form of retirement income in accordance with Section 9 hereof, payment shall be made in accordance with such election. In the event that a Participant's spouse is not living on Retirement Date, payment shall be made in accordance with Section 6.2(A). In the event that the then present value of such Participant's total Normal Retirement Credits is less than $3,500, payment shall be made as provided in Subsection 10.1 hereof.

     6.3  AT EARLY RETIREMENT DATE.  Subject to the provisions of
Subsections 6.5, 6.6, 6.7, 6.8, 6.9 and 6.10 hereof, the annual amount of normal retirement income otherwise payable under the Plan to a Participant whose Retirement Date is his Early Retirement Date and who has elected to commence receiving reduced retirement income payments under the Plan prior to his Normal Retirement Date shall be the reduced retirement income which is a percentage of the normal retirement income he would otherwise have received commencing on his Normal Retirement Date. For the specific formula see table set forth herein as Exhibit A to the Plan.

     6.4 AT POSTPONED RETIREMENT DATE. The annual amount of normal retirement income payment to a retired Participant whose retirement income payments are postponed to his Postponed Retirement Date shall be the same annual amount of retirement income which he would have received had he retired on his Normal Retirement Date.

     6.5 FORMER PARTICIPANTS. Any participant in the Prior Plan whose employment with the Company or with any subsidiary or Affiliate of the Company was terminated prior to July 1, 1981 and to whom retirement income payments have not commenced prior to July 1, 1981 shall have the annual amount of normal retirement income payable to him, if any, determined in accordance with the provisions of the Prior Plan in effect on the date his employment was so terminated.

     6.6 NO DUPLICATION OF BENEFITS. Except, as otherwise provided in Subsection 13.2 or 13.3 hereof, no one shall be entitled to any benefits hereunder with respect to any period of Credited Service for which he is entitled to benefits under any other defined benefit pension or retirement plan, other than Railroad Retirement and Federal Social Security, towards which the Company or any Affiliate makes contributions.

     6.7 LIMITATION ON BENEFITS. Notwithstanding any provision of this Plan to the contrary, the total Annual Benefit (as hereinafter defined) received by an Employee shall be subject to the following limitations:

     (I)  SINGLE DEFINED BENEFIT PLAN

          The normal retirement benefit of any Employee under this Plan cannot exceed the lesser of $90,000 (increased annually for Limitation Years beginning after December 31, 1987 in accordance with
     Section 415(d) of the Code to reflect cost-of-living adjustments) or 100% of such Employee's

     Average Compensation. For purposes of determining whether an Employee's benefits exceed these limitations, the following rules shall apply:

          1.   Adjustment If Benefit Not Single Life Annuity

          If the normal form of benefit is other than a single life annuity, such form must be adjusted actuarially to the equivalent of a single life annuity. This single life annuity cannot exceed the maximum dollar or percent limitations outlined above. No adjustment is required for the following: qualified joint and survivor annuity benefits, pre-retirement disability benefits, pre-retirement death benefits and post-retirement medical benefits.

          2.   Adjustment If Benefit Commences Before Social Security
     Retirement Age

          If benefit distributions commence before Social Security Retirement Age, the actual retirement benefit cannot exceed the lesser of 100% of the Employee's Average Compensation or the adjusted dollar limitation. The adjusted dollar limitation is the Actuarial
     Equivalent of $90,000 (adjusted in accordance with Code Section 415(d)) commencing at Social Security Retirement Age.

          3.   Adjustment If Benefit Commences After Social Security
     Retirement Age

          If Plan benefits commence after Social Security Retirement Age, the dollar limitation shall be adjusted to the Actuarial Equivalent of $90,000 commencing at Social Security Retirement Age.

          4.   Social Security Retirement Age Defined

          "Social Security Retirement Age" as used herein shall mean the age used as the retirement age under Section 216(l) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor and as if the early retirement age under
     Section 216(l)(2) of such Act were 62.

          5.   Interest Assumption

          The interest rate used for adjusting the maximum limitations above shall be:

               A. For benefits commencing before Social Security Retirement Age and for forms of benefit other than straight life annuity, the GREATER of:

                              (i)   5%, or

                              (ii)   the rate used to determine
                    actuarial equivalence for other purposes of this Plan.

               B. For benefits commencing after Social Security Retirement Age, the LESSER of:

                              (i)   5%, or

                              (ii)   the rate used to determine
                    actuarial equivalence for other purposes of this Plan.

          6.   Adjustment For Small Benefits

          The limitations set forth in Subsection (I) shall be deemed satisfied if the Annual Benefit payable to a Participant is not more than $1,000 multiplied by the Participant's number of years of service or parts thereof (not to exceed 10) with the Employer, and the Employer has not at any time maintained a defined contribution plan, a welfare plan as defined in Code Section 419(e), or an individual medical account as defined in Code Section 415(l)(2), in which such Participant participated.

          7.   Reduction For Participation or Service of Less Than 10 Years

          If the Employee has less than 10 years of participation in a defined benefit plan of the Employer, the dollar limitation set forth in Subsection (I) shall be reduced by 1/10 for each year of participation (or part thereof) less than 10. If the Employee has less than 10 years of service with the Employer, the compensation limitation set forth in Subsection (I) shall be reduced by 1/10 for each year of service (or part thereof) less than 10. These adjustments shall be applied in the denominator of the "defined benefit plan fraction" based upon years of service. Years of service shall include future years occurring before the Employee reaches age 65, and shall include the year which contains the date the Employee reaches age 65 only if it can be reasonably anticipated that the Employee will receive a year of service for such year.

          8.   Protected Accrued Benefit

          In the case of an Employee who was a participant in one or more defined benefit plans of the Employer as of January 1, 1987, the application of this Section 6.7 shall not cause the maximum annual benefit for such Employee under all such plans to be less than such Employee's Annual Benefit(s) as of December 31, 1986, provided, such plans met the requirements of Code Section 415 for all Limitation Years beginning before May 6, 1986 and any Accrued Benefit is determined without regard to any change in the terms and conditions of the plan (or cost of living adjustment) occurring after May 6, 1986.

     (II) TWO OR MORE DEFINED BENEFIT PLANS

          If the Employer maintains one or more defined benefit plans in addition to this Plan, the sum of the normal retirement benefits of all plans will be treated as a single benefit for the purposes of applying the limitations in Subsection (I). If these benefits exceed, in the aggregate, the limitations in Subsection (I), the normal retirement benefit under this Plan shall be reduced (but not below zero) until the sum of the benefits of the remaining plans satisfy the limitations.


     (III)     DEFINED CONTRIBUTION PLAN AND DEFINED BENEFIT PLAN

          1. GENERAL RULE: If the Employer maintains (or has ever maintained) one or more defined contribution plans and one or more defined benefit plans, the sum of the "defined contribution plan fraction" and the "defined benefit plan fraction," as defined below, cannot exceed 1.0 for any Limitation Year. For purposes of this paragraph, Employee contributions to a qualified defined benefit plan are treated as a separate defined contribution plan. For purposes of this paragraph, all defined contribution plans of an Employer are to be treated as one defined contribution plan and all defined benefit plans of an Employer are to be treated as one defined benefit plan, whether or not such plans have been terminated.

          If the sum of the defined contribution plan fraction and defined benefit plan fraction exceeds 1.0, the Annual Benefit of the defined benefit plans will be reduced so that the sum of the fractions will not exceed 1.0. In no event will the Annual Benefit be decreased below the amount of the accrued benefit to date. If additional reductions are required for the sum of the fractions to equal 1.0, the reductions will then be made to the Annual Additions of the defined contribution plans.

          2.   Defined Contribution Plan Fraction

               A. GENERAL RULE: The defined contribution fraction for any year is 1 divided by 2, where:

                    1 is the sum of the actual Annual Additions
               to the Employee's account at the close of the Limitation Year; and

                    2 is the sum of the lesser of the following
               amounts determined for such year and for each prior year of service of the Employee:

                         a.   1.25 times the dollar
                    limitation in effect for each such year
                    (without regard to the special dollar
                    limitations for Employee stock ownership plans), or

                         b.   1.4 times 25% of the
                    Employee's compensation for each such
                    year.

               B. If the Employee was a participant as of January 1, 1987, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of December 31, 1986, and disregarding any changes in the terms and conditions of the plans made after May 6, 1986, but using the Code Section 415 limitations applicable to the 1987 Limitation Year. The Annual Additions for any Limitation Year before 1987 shall not be recomputed to treat all Employee contributions as Annual Additions.

          3.   Defined Benefit Plan Fraction

               A. GENERAL RULE: The defined benefit plan fraction for any year is 1 divided by 2, where:

                    1 is the projected Annual Benefit of the
               Employee under the Plan (determined as of the close of the Limitation Year), and

                    2 is the lesser of

                         a.   1.25 times the dollar
                    limitation (as adjusted in accordance
                    with Code Section 415(d)) for such year, or

                         b.   1.4 times 100% of the
                    Employee's Average Compensation for the
                    high 3 years (as adjusted in accordance
                    with Code Section 415(d)).

               B. Notwithstanding the above, if the Employee was a participant as of January 1, 1987, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the Annual Benefits under such plans which the Employee had accrued as of December 31, 1986, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before 1987.


     (IV) DEFINITIONS. For purposes of this Section, the following defined terms have been used:

          1. EMPLOYER: The Company and any other Employer that adopts this Plan. In the case of a group of employers which constitutes a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)) or which constitutes trades and businesses (whether or not incorporated) which are under common control (as defined in Code

     Section 414(c) as modified by Code Section 415(h)) or an affiliated service group (as defined in Code Section 414(m)), all such employers shall be considered a single Employer for purposes of applying the limitations of this Subsection.



          2. EXCESS AMOUNT: The excess of the Employee's Annual Additions for the Limitation Year over the Maximum Permissible Amount.


          3.   LIMITATION YEAR:  The Plan Year.

          4. MAXIMUM PERMISSIBLE AMOUNT: For a Limitation Year, the Maximum Permissible Amount with respect to any Employee shall be the lesser of:

               A. $30,000 (increased annually for Limitation Years beginning after December 31, 1987 in accordance with
          Section 415(d) of the Code to reflect cost-of-living adjustments), or

               B. 25% of the Employee's compensation for the Limitation Year.

          5. COMPENSATION: For purposes of determining compliance with the limitations of Code Section 415, compensation shall mean an Employee's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan, including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips and bonuses, and excluding the following:

               (a) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified Employee pension plan to the extent such contributions are deductible under Code Section 219(b)(2), and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed (however, any amounts received by an Employee pursuant to an unfunded nonqualified plan may be considered as compensation in the year such amounts are included in the gross income of the Employee);

               (b) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

               (d) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity contract described under Code Section 403(b)
          (whether or not the contributions are excludable from the gross income of the Employee).

     For purposes of applying the limitations in this Section, amounts included as compensation are those actually paid or made available to an Employee within the Limitation Year. For Limitation Years beginning after December 31, 1988, compensation shall be limited to $200,000 prior to January 1, 1994, or $150,000 on or after January 1, 1994 (unless adjusted in the same manner as permitted under Code
     Section 415(d)). Notwithstanding anything to the contrary in the definition, compensation shall include any and all items which may be includable in compensation under Section 415(c)(3) of the Code.

          6. AVERAGE COMPENSATION: The average compensation during an Employee's high 3 years of service, which period is the 3 consecutive calendar years (or, the actual number of consecutive years of employment for those Employees who are employed for less than 3 consecutive years with the Employer) during which the Employee had the greatest aggregate compensation from the Employer.

          7. ANNUAL BENEFIT: A benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which Employees do not contribute and under which no rollover contributions are made.

          8. ANNUAL ADDITIONS: The sum of the following amounts allocated on behalf of an Employee for a Limitation Year:

               A.   All Employer contributions,

               B.   All forfeitures, and

               C.   All Employee contributions.

     6.8 MINIMUM AMOUNT OF RETIREMENT INCOME. Notwithstanding the foregoing provisions of this Section 6, each Participant who:

          (i)  was a Participant in the Prior Plan on March 31, 1980; and

          (ii) becomes entitled to retirement income benefits under this Plan shall be entitled to receive the minimum amount of retirement income provided in this Subsection 6.8 in lieu of the retirement income provided under the provisions of Subsection 6.1, 6.2, 6.3 or 6.4 hereof, whichever is applicable, if the latter amount is less than the minimum amount hereinafter provided in this Subsection 6.8.

          In the case of such a Participant the minimum annual amount of retirement income (hereinafter called the Prior Plan Retirement Income Minimum), which he is entitled to receive shall be equal to the amount of retirement income he would have been entitled to receive under the Prior Plan, had the Prior Plan as in effect on March 31, 1980 remained in effect through May 31, 1988. The Prior Plan Retirement Income Minimum shall be computed by applying the provisions of Section 6.1 of the Plan with the following modifications and changes:

          (i) the phrase "not to exceed 60% of his Final Average Annual Earnings" in the first paragraph of Section 6.1 shall be replaced by the phrase "not to exceed 45% of his Final Average Annual Earnings";

          (ii) the Applicable Integration Level set forth in section 6.1(A) shall be replaced by the following frozen integration table:

            Participant's Year                Applicable Integration
                 of Birth                              Level
                 --------                             -------
               Before 1914                            $ 6,000
               1914 - 1938                              6,600
               1929 - 1935                              7,200
                After 1935                              7,800

          (iii) the reference to "1.0%" in Section 6.1(A) shall be changed to ".9%"; and


          (iv) the reference to "1.6%" in Section 6.1(B) shall be changed to "1.35%."

     6.9 OFFSET FOR BENEFITS PROVIDED UNDER PRIOR PLAN. If a Participant under this Plan was a participant under the Prior Plan and is entitled to any benefit under group annuity contracts purchased upon the termination of the Prior Plan on June 30, 1981, including Metropolitan group annuity contracts 3668-3, 3669-4, 3670-7, 3671-8 and 3672-9 or Prudential group annuity contract GA-4102 (the "Contracts"), then notwithstanding any other provision of the Plan, any benefits payable to such Participant or his or her beneficiary hereunder (other than a benefit payable to a spouse of a Participant pursuant to Section 7) shall be subject to offset as set forth below:

          (a) Such Participant's Annual Normal Retirement Income Credit shall be computed as provided in Section 6.1;

          (b) The Annual Normal Retirement Income Credit which would be required to provide the Actuarial Equivalent of the benefit to which such Participant or his beneficiary is entitled under the Contracts shall be computed; and

          (c) Such Participant's Annual Normal Retirement Income Credit for all purposes under the Plan shall be the amount by which (a) above exceeds (b) above.

     6.10 DISABILITY. If a Participant is determined by the Committee to be "Disabled" as provided in Section 1, such Participant shall be entitled to an Annual Normal Retirement Income Credit as of his Normal Retirement Date, considering his Final Average Annual Earnings as of the date of his disability and his Credited Service at his Normal Retirement

Date. Payment of such Participant's retirement income shall commence on such Participant's Normal Retirement Date, which shall be considered as his "Retirement Date" for the purposes of Section 6 hereof. For the purposes of
Section 7 hereof, a "Disabled" Participant shall be considered in the employ of the Company until his Retirement Date, subject, however, to the provisions of Section 1 hereof.

                                   SECTION 7

                                 DEATH BENEFITS

     7.1  SPOUSE'S GUARANTY.

          (a) PARTICIPANTS WHO DIE PRIOR TO AGE 55. If a Participant dies prior to the date on which such Participant attains age 55 and if such Participant is survived by a spouse legally married to such Participant at the time of death, the spouse shall receive the retirement income which would have been payable under Subsection 9.2 hereof if such Participant (1) had been eligible to retire on the date of death, (2) had retired on the first day of the month in which death occurred using an Actuarial Equivalent reduction factor for the period between the Participant's age at death and age 55, and (3) had elected a 50% Contingent Annuitant Option to be effective on such Retirement Date with the spouse designated as Contingent Annuitant. Such retirement income shall be in lieu of any death benefit which otherwise would be payable to such spouse under the Plan or the Prior Plan.

          The first payment of retirement income to a Participant's spouse in accordance with the provisions of this Subsection 7.1(a) shall be made on the first day of the calendar month following the calendar month in which the death of the Participant occurs and payments shall terminate with the payment made on the first day of the month in which such spouse dies.

          (b) PARTICIPANTS WHO DIE AT OR AFTER AGE 55. If a Participant dies on or after the later of (i) the date on which such Participant had met the vesting requirements under the Plan set forth in Subsection 8.1 or (ii) the date on which such Participant attains age 55 but prior to the date on which retirement income payments commence and if such Participant leaves a surviving spouse, the spouse shall receive the retirement income which would have been payable under Subsection 9.2 hereof if such Participant had retired on the first day of the month in which the death occurred and had elected a 50% Contingent Annuitant Option to be effective on such Retirement Date with the spouse designated as the Contingent Annuitant. Such retirement income shall be in lieu of any death benefit which otherwise would be payable to such spouse under the Plan or the Prior Plan.

          The first payment of retirement income to a Participant's spouse in accordance with the provisions of this Subsection 7.1(b) shall be made on the first day of the calendar month following the calendar month in which the death of the Participant occurs and payments shall terminate with the payment made on the first day of the month in which such spouse dies.

                                    SECTION 8

                             TERMINATION OF SERVICE

     8.1 VESTING REQUIREMENTS. Notwithstanding any provision of the Plan to the contrary, each Participant in the Plan on June 30, 1985, shall be fully vested in his accrued Plan benefits as of June 30, 1985.

     8.2 BENEFITS PAYABLE ON TERMINATION OF SERVICE BEFORE VESTING. If, for any reason other than death or retirement on his Retirement Date, the Vesting Service of a Participant is broken before he has met the requirements under the Plan for vesting, all retirement income theretofore credited to him shall be cancelled as of the date on which such break occurs.

     8.3 BENEFITS PAYABLE ON TERMINATION OF SERVICE AFTER VESTING. If, for any reason other than death or retirement on his Retirement Date, the Vesting Service of a Participant is or has been broken after he has accrued 5 years or more Vesting Service and before he has attained his 55th birthday, he shall, upon attaining his Normal Retirement Date, be entitled to receive normal retirement income in an annual amount determined in accordance with the provisions of Section 6 hereof, based on his Credited Service to the date on which such break occurs. Such a Participant may at any time not less than 60 days prior to the date on which retirement income payments are to commence to him, elect to commence receiving reduced retirement income on the first day of any month within the ten-year period immediately preceding his Normal Retirement Date. The annual amount of normal retirement income payable to such a Participant who elects to commence receiving reduced retirement income payments under the Plan prior to his Normal Retirement Date shall be a percentage of the normal retirement income he would otherwise have received commencing on his Normal Retirement Date. (See table set forth herein as Appendix A to the Plan.) Such a Participant also may elect an optional form of retirement income in accordance with Section 9 hereof.

                                    SECTION 9

                       OPTIONAL FORMS OF RETIREMENT INCOME

     9.1 GENERAL PROVISIONS RELATIVE TO OPTIONS. Subject to the conditions and restrictions hereinafter stated in this Section 9, a Participant, in lieu of the retirement income payments otherwise provided in the Plan, may elect one of the following optional forms of retirement income, a special form of retirement income different from the options described in Subsections 9.2, 9.3, 9.4 and 9.5 hereof. Each such election:

          (1) must be made on a form provided by the Company for that purpose;

          (2) except as otherwise provided in Subsections 9.3 and 9.5 hereof, must be made at least 60 days prior to the date on which such Participant wants it to become effective; provided, however, that if a Participant's Credited Service is interrupted because his job is discontinued and as a result his employment terminates or because he is discharged, he may, within 30 days after his Credited Service is so interrupted, make an election to become effective on the first day of any calendar month after the date on which his Credited Service was interrupted;

          (3) except as otherwise provided in Subsection 9.5 hereof, must be made to become effective on the later of (i) the Participant's Retirement Date or (ii) the date on which retirement income payments commence to him; and

          (4) may, within 60 days of the date payments are to commence, be modified or rescinded.


          If all of the conditions set forth in Subparagraphs 1 through 3 of this Subsection 9.1 are not met, such election shall not become effective and payment shall be made as otherwise provided in the Plan as though the option had never been elected.

          Unless otherwise specified, any optional form of retirement income elected by a Participant pursuant to this Section 9 will be the Actuarial Equivalent of the retirement income to which such Participant would otherwise be entitled under the Plan.

     9.2 CONTINGENT RETIREMENT INCOME OPTION. A Participant may elect a Contingent Retirement Income Option providing payments of retirement income in a reduced amount to him. Payments under this option will be made as follows:

          (A) TO THE RETIRED PARTICIPANT: A reduced retirement income, the first monthly payment thereof being payable on the option effective date and subsequent monthly payments being payable on the first day of each month thereafter throughout his remaining lifetime, terminating with the payment made on the first day of the month in which his death occurs.

          (B) TO THE PERSON DESIGNATED BY THE PARTICIPANT AS HIS CONTINGENT ANNUITANT AT THE TIME HE ELECTS THIS OPTION: A contingent retirement income, the first monthly payment thereof being payable on the first day of the month following the calendar month in which the death of the Participant occurs on or after the option effective date, if the Contingent Annuitant is living on such first day of the month; subsequent monthly payments being payable on the first day of each month thereafter throughout the Contingent Annuitant's remaining lifetime, terminating with the monthly payment made on the first day of the month in which the death of the Contingent Annuitant occurs.

          The monthly amount of contingent retirement income payable to the Contingent Annuitant shall be a percentage of the reduced retirement income payable under this option to the Participant as requested by him at the time of his election of this option. This percentage shall be 100%, 75%, or 50%, provided that if the Contingent Annuitant is other than the Participant's spouse:

          (i) such Contingent Annuitant may not be more than 30 years younger than the Participant if the requested percentage is 100%.

          (ii) such Contingent Annuitant may not be more than 45 years younger than the Participant if the requested percentage is 75%.

          (iii) a corresponding maximum age differential shall apply if the requested percentage is 50%.

          Each election made by a Participant pursuant to this Subsection 9.2 shall provide for payments to be made to such Participant which have a present value equal to at least 50% of the present value of the total payments to be made to such Participant and to his Contingent Annuitant.

          In the event that (i) the Participant or his Contingent Annuitant is not living on the option effective date, (ii) the present value of such Participant's total Normal Retirement Income Credits is less than $3,500, or
(iii) the Participant does not, within 90 days after his election of the option, but not later than the option effective date, furnish evidence, satisfactory to the Company, of the age of his Contingent Annuitant, the option shall not become effective and payment shall be made as otherwise provided in the Plan as if this option had never been elected.

     9.3 LIFE-TEN YEARS CERTAIN OPTION. A Participant may elect the Life-Ten Years Certain Option providing payments of retirement income in a reduced amount to the Participant during his lifetime and terminating with the monthly payment due on the first day of the month in which the Participant's death occurs with the provision that if the Participant's death occurs prior to the date he has received 120 monthly payments, monthly payments in the same amount will be continued to the person designated by the Participant as his Provisional Payee until an aggregate of 120 monthly payments have been made to the Participant and his Provisional Payee. The first monthly payment shall be payable on the option effective date.

          In the event the Participant dies prior to the option effective date, the option shall not become effective, and payments, if any, shall be made as otherwise provided in the Plan as though this option had never been elected. If the Provisional Payee dies before the option effective date, the option shall not become effective unless the Participant designates another Provisional Payee prior to the option effective date. The Participant shall have the right to change his designation of a Provisional Payee at any time before or after the option effective date.

          In the event of the death of the Participant and his Provisional Payee before 120 monthly payments have been made, the commuted value of the balance of such payments shall be paid in a lump sum to the executor or administrator of the estate of the second to die of the Participant and his Provisional Payee.

          A Participant may also elect a Life-Five Years (60 months) Certain Option or a Life-Fifteen Years (180 months) Certain Option with the preceding provisions of this Section being appropriately applicable thereto.


     9.4 LUMP-SUM CASH DISTRIBUTION OPTION. Subject to the conditions hereinafter stated in this Subsection 9.4, a Participant who retires or a surviving spouse entitled to a benefit under Section 7, may elect to receive in lieu of all monthly retirement income payments otherwise payable under the Plan, a single lump-sum cash distribution from the Plan. In the case of an electing Participant, the distribution shall be payable on his Retirement Date. Such election must be made to become effective on such Participant's Retirement Date. Such lump-sum cash distribution shall be equal to the present value, determined in accordance with the provisions of this Subsection 9.4, of the normal retirement income payments otherwise provided for him under the Plan.

          If the foregoing requirements are satisfied, the option shall become effective on the Participant's Retirement Date if he is living on such date and the present value of the normal retirement income payments otherwise provided for him under the Plan shall be deemed to be the value arrived at by discounting the total value of such payments by the greater of:

          (i)  7%; or

          (ii) the minimum interest rate established by the Pension Benefit Guaranty Corporation for lump sum payments in an amount equal to or less than $25,000 and the maximum interest rate established by the Pension Benefit Guaranty Corporation for lump-sum payments in an amount which exceeds $25,000.

provided, that in the case of a Participant who, both on June 30, 1985 and on May 31, 1988, is either an active Employee or a Participant receiving credit for Credited Service, whose retirement income did not commence to be paid before September 1, 1990, and who is living on his retirement income payment commencement date, such value shall not be less than a minimum value calculated as follows:

               (a) determine the reduced retirement income that the Participant could have commenced to receive at age 55 or, if greater, the Participant's age on May 31, 1988, by -

                    (i) if the Participant has attained at least age 55 while in the employ of the Company and is, therefore, eligible to retire at an Early
               Retirement Date,

                         (A)  applying the applicable
                    percentage from the table of percentages for reducing the normal retirement income (determined before any offset for benefits provided under the Prior Plan as required by Section 6.9 hereof and before any reduction for total accumulation under each of the Kellogg Rust Inc. Money Purchase Pension Plan and the Kellogg Rust Inc. Profit Sharing Plan as required by Section 6.11 hereof) for commencement at Early Retirement Date, which table is set forth herein as Appendix A of the Plan,

                         (B)  applying any offset for
                    benefits provided under the

                    Prior Plan as required by Section 6.9
                    hereof and applying any reduction for total accumulation under each of the Kellogg
                    Rust Inc. Money Purchase Pension Plan
                    and the Kellogg Rust Inc. Profit Sharing
                    Plan as required by Section 6.11 hereof.

                    (ii) if the Participant has not attained at
               least age 55 while in the employ of the Company, applying the applicable percentage from the table of percentages for reducing the normal retirement income (determined after offset for benefits provided under the Prior Plan as required by
               Section 6.9 hereof and after any reduction for total accumulation under each of the Kellogg Rust Inc. Money Purchase Pension Plan and the Kellogg Rust Inc. Profit Sharing Plan as required by
               Section 6.11 hereof) for commencement at retirement income payment commencement date, which table was set forth at the end of Section 8.3 of the Plan as in effect immediately prior to January 1, 1984 and which table is to be applied by selecting the "Age" factor which corresponds to age 55.

               (b) determine the present value, as of May 31, 1988 and with reference to the Participant's age as of such date, of the reduced retirement income determined under clause (a), above, by applying the Pension Benefit Guaranty Corporation "Interest Rates and Quantities Used to Value Immediate and Deferred Annuities", Appendix B, 29 C.F.R.
          Part 2619 and by applying the 1971 TPF & C Forecast Mortality Table Male Rates with a 1 year setback.

               (c) adjust the present value determined under clause (b), above, for the period from May 31, 1988 to the retirement income payment commencement date by crediting interest annually, on the basis of June 1 to May 31 "years" during such period and with interest prorated for any partial "year," at a rate for the respective "year" that is equal to the opening annual yield on 5-year U.S. Treasury securities that immediately precedes the beginning of the respective "year," and the resulting amount shall be the minimum value.

     If such Participant is not living on his Retirement Date, the option shall not become effective and payments, if any, shall be made as otherwise provided in the Plan as if the option had never been elected.

          If a Participant elects this option, receives a lump-sum cash distribution and is subsequently reemployed by the Company, he may redeposit with the Trustee prior to the occurrence of the earlier of (i) 5 consecutive one-year breaks in Credited Service or (ii) 5 years from the date of re-employment by the Company the entire amount of his previous lump-sum distribution plus interest thereon computed at the rate of 5% per annum, compounded annually, up to December 31, 1987, and interest thereafter, compounded annually, computed at 120% of the Federal mid-term rate (as in effect under Code Section 1274 for the first month of the Plan Year) from the date of distribution to the date of repayment. At the time of such reemployment, such Participant shall be informed of his right to redeposit such amount in accordance with the conditions described above. If such redeposit is made by such Participant, the Credited Service represented by such lump-sum cash distribution shall be reinstated.

     9.5 STRAIGHT LIFE ANNUITY OPTION. A Participant may elect a Straight Life Annuity Option, under which all retirement income payments under the Plan shall be made to him in equal monthly installments. Each monthly installment shall be equal to 1/12 of his Annual Normal Retirement Income Credit determined in accordance with Section 6. The first monthly installment shall be payable to such Participant as of his Retirement Date. Subsequent monthly installments shall be payable on the first day of each calendar month thereafter and shall cease on the first day of the month in which he dies.

                                   SECTION 10

                          PAYMENT OF RETIREMENT INCOME

     10.1 SMALL BENEFITS. The Committee shall direct the Trustee to distribute the Participant's benefits in a lump-sum payment without the consent of the Participant if the distribution is equal to or less than $3,500. If payment is made in a single sum, the amount of such payment shall be the Actuarial Equivalent of the retirement income otherwise payable.

     10.2 FACILITY OF PAYMENT. If any payee under the Plan is a minor, or if the Company reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Company may have such payment, or any part thereof, made to the person (or persons) whom it reasonably believes is caring for or supporting such payee, unless it has received due notice or claim therefor from a duly appointed guardian or committee of such payee. Any such payment shall be a payment for the account of such payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to such payee.

     10.3 CERTAIN SUSPENSIONS OF PAYMENTS. In the event a Participant who is receiving or who is eligible to receive benefit payments under the Plan should become reemployed by the Company or any Affiliate, benefit payments in respect of such Participant shall be suspended during the period of his reemployment, and shall resume thereafter, in the manner and amount:

          10.3(a)   Payment of any benefit derived from Company
     contributions to which a Participant would otherwise be entitled shall be suspended for any calendar month in which the Participant completes 40 or more hours of service with the Company or any member of the Affiliate. Such suspension shall be effected in accordance with Department of Labor Regulations Section 2530.203-3 (29 CFR 2530.203-
     3), as amended, and rules and operational guidelines promulgated by the Committee consistent with such regulations.

          10.3(b)   A Participant shall accrue Credited Service in
     accordance with the terms of the Plan for any period prior to his Normal Retirement Date for which his benefit payments are suspended. The benefit to which Participant is entitled under the Plan shall be recomputed as of the first day of the month following the end of the suspension of benefits by taking into account such additional Credited Service, compensation, etc. as required by the terms of the Plan, but in no event shall the benefit payable following the suspension be less than the benefit to which such Participant was entitled immediately prior to the suspension.

     10.4 COMMENCEMENT OF PAYMENTS. Unless the Participant elects otherwise in writing pursuant to Section 5.2 or 8.3, payment of retirement income shall commence not later than the 60th day after the latest of: (1) the end of the Plan Year in which the Participant attains age 65, (2) the end of the Plan Year in which occurs the 10th anniversary of the year in which the Participant began his participation in the Plan, or (3) the end of the Plan Year in which the Participant terminates his service with an Affiliate, but in no event later than the April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2.

          Notwithstanding any provision herein to the contrary, the distribution of a Participant's benefits shall be made in accordance with the requirements of Code Section 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G), and the Treasury Regulations thereunder (including Proposed Regulation Section 1.401(a)(9)-2).

     10.5 PARTICIPANT'S RIGHT TO TRANSFER ELIGIBLE ROLLOVER DISTRIBUTION. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                   SECTION 11

                           NON-ALIENATION OF BENEFITS

          No distribution or payment of any kind made pursuant to the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, either directly or by operation of law, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled thereto, except as specifically provided in the Plan.

          Notwithstanding the foregoing paragraph, if the Company has an Employee benefit program for which the retired Participant is eligible, such retired Participant may, subject to the terms of such program, authorize in writing the deduction from his retirement income of such amounts as he is required or permitted to contribute under such program.

          Notwithstanding the foregoing, the Committee may direct the Trustee to pay all or a portion of a Participant's benefits under the Plan to such alternate payee as may be directed by and in accordance with a domestic relations order or decree issued by a court of competent jurisdiction provided such order or decree is a "qualified domestic relations order" as that term is defined in section 414(p) of the Federal Internal Revenue Code.

                                   SECTION 12

                                 ADMINISTRATION

     12.1 ESTABLISHMENT OF THE COMMITTEE. The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in a Committee of not less than three nor more than seven persons appointed from time to time by the Board of Directors of the Company (the "Board") to serve at its pleasure. Any member of the Committee may resign by delivering his written resignation to the Board and the secretary of the Committee. The Committee shall be the Plan Administrator (within the meaning of section 3 of ERISA and section 414(g) of the Internal Revenue Code) with such authority, responsibilities and obligations as ERISA and the Internal Revenue Code grant to and impose upon persons so designated. For the purposes of ERISA, the Committee shall be a "named fiduciary" under the Plan.

     12.2 ORGANIZATION OF THE COMMITTEE. The members of the Committee shall elect a chairman from their number, and shall also elect a secretary who may be but need not be one of the members of the Committee. No member of the Committee who is also an Employee receiving regular compensation as such shall receive any compensation for his services as a member of the Committee. No bond or other security shall be required of any member of the Committee in any jurisdiction. No member of the Committee shall, in such capacity, act or participate in any action directly affecting his own retirement income under the Plan other than an action which affects the retirement income of Participants generally.

     12.3 POWERS OF THE COMMITTEE. The powers of the Committee shall include, but not be limited to, the following:

          (a) appointing such committees with such powers as it shall determine, including an executive committee to exercise all powers of the Committee between meetings of the Committee;

          (b) determining the times and places for holding meetings of the Committee and the notice to be given of such meetings;


          (c) employing such agents and assistants, such counsel (who may be counsel to the Company) and such clerical, medical, accounting, actuarial and investment services or advisers as the Committee may require in carrying out the provisions of the Plan;

          (d) authorizing one or more of their number or any agent to make any payment, or to execute or deliver any instrument, on behalf of the

     Committee, except that all requisitions for funds from, and requests, directions, notifications and instructions to the Trustee shall be signed either by two members of the Committee or by one member and the secretary thereof;

          (e) fixing and determining the proportion of expenses of the Plan from time to time to be paid by the Participating Companies and requiring payment thereof;

          (f) directing the Trustee, or appointing one or more investment managers to direct the Trustee, subject to the conditions set forth in the Trust Agreement, in all matters concerning the investment of the Trust Fund;

          (g)  amending the Plan to the extent provided in Section 16.1;
     and

          (h) to interpret and construe all terms, provisions, conditions and limitations of this Plan and to reconcile any inconsistency or supply any omitted detail that may appear in this Plan in such manner and to such extent, consistent with the general terms of this Plan, as the Committee shall deem necessary and proper to effectuate the Plan for the greatest good of all parties interested in the Plan.

     12.4 DUTIES OF THE COMMITTEE. The Committee shall have the general responsibility for administering the Plan and carrying out its provisions. Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business. As to all matters of administration, interpretation and application not reserved to the Board, the determination of the Committee as to any disputed question shall be conclusive. It shall be the duty of the Committee to notify the Trustee in writing of the monthly amount of Retirement Income which shall be due to any Participant and the date payments thereof shall commence. The Committee may at any time or from time to time require the Trustee by a written direction to purchase one or more annuities, in specific amounts, in the names of Participants, their spouses, their contingent annuitants, and/or their beneficiaries from an insurance company designated by the Committee.

     12.5 ACTIONS BY THE COMMITTEE. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business at any meeting. Resolutions or other actions made or taken by the Committee shall require the affirmative vote of a majority of the members of the Committee attending a meeting, or by a majority of members in office by writing without a meeting.

     12.6 ACTUARIAL TABLES AND STUDIES. The Committee shall adopt from time to time such actuarial tables as may be required in connection with the Plan. As an aid to the

Committee in adopting tables and to the Company in fixing the rates of its contribution payable under the Plan, the actuary designated by the Committee shall make periodical actuarial studies in relation to the Plan, and shall recommend tables to the Committee and rates of contribution to the Company.

     12.7 ACCOUNTS AND REPORTS. The Committee shall maintain accounts showing the fiscal transactions of the Plan and shall keep in convenient form such data as may be necessary for actuarial valuations of the Plan. The Committee shall prepare annually a report showing a reasonable summary of the financial status of the Plan and giving a brief account of the operation of the Plan for the past year and any further information which the Board may require and which the Committee can reasonably furnish or can obtain from the Trustee. Such report shall be submitted to the Board and a copy shall be filed in the office of the secretary of the Committee.

     12.8 DISCRETIONARY ACTION. Whenever in the administration of the Plan any discretionary action is required by the Committee, such action shall be uniform in nature as applied to all persons similarly situated.

     12.9 ACTION TAKEN IN GOOD FAITH. To the extent permitted by ERISA, the members of the Committee and the Company and its officers and directors shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by the actuaries for the Plan, upon all certificates and reports made by any accountant or by the Trustee, and upon all opinions given by any legal counsel or investment adviser selected or approved by the Committee, and the members of the Committee, the Company and its officers and directors shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such tables, valuations, certificates, reports, opinions, or other advice of any such actuary, accountant, the Trustee, investment adviser or legal counsel, and all action so taken or suffered shall be conclusive upon each of them and upon all Participants and employees.

     12.10 INDEMNIFICATION. To the extent not contrary to ERISA, the Company shall indemnify the Committee, each member of it and any of them in good faith in reliance upon any such tables, valuations, certificates, reports, opinions, or other advice of any such actuary, accountant, the Trustee, investment adviser or legal counsel, and all action so taken or suffered shall be conclusive upon each of them and upon all Participants and Employees.

     12.11 CLAIMS PROCEDURE. Any Participant or any other person claiming under a deceased Participant, such as the spouse, joint pensioner or beneficiary, may submit written application to the Administrator for the payment of any benefit asserted to be due him under the Plan. Such application shall set forth the nature of the claim and such other information as the Administrator may reasonably request. Promptly upon the receipt of any application required by this Section, the Administrator shall determine whether or not the

Participant or spouse, joint pensioner or beneficiary involved is entitled to a benefit hereunder and, if so, the amount thereof and shall notify the claimant of its findings.

          If a claim is wholly or partially denied, the Administrator shall so notify the claimant within 90 days after receipt of the claim by the Administrator, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the end of the initial ninety-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Administrator expects to render its final decision. Notice of the Administrator decision to deny a claim in whole or in part shall be set forth in a manner calculated to be understood by the claimant and shall contain the following:

          (i)    the specific reason or reasons for the denial,

          (ii) specific reference to the pertinent Plan provisions on which the denial is based,

          (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

          (iv) an explanation of the claims review procedure set forth in
     Section 12.12 hereof.

If notice of denial is not furnished, and if the claim is not granted within the period of time set forth above, the claim shall be deemed denied for purposes of proceeding to the review stage described in Section 12.12.


     12.12     CLAIMS REVIEW PROCEDURE.  If an application filed under
Section 12.11 above shall result in a denial by the Administrator of the benefit applied for, either in whole or in part, such applicant shall have the right, to be exercised by written application filed with the Administrator within 60 days after receipt of notice of the denial of his application or, if no such notice has been given, within 60 days after the application is deemed denied under
Section 12.11 to request the review of his application and of his entitlement to the benefit applied for. Such request for review may contain such additional information and comments as the applicant may wish to present. Within 60 days after receipt of any such request for review, the Administrator shall reconsider the application for the benefit in light of such additional information and comments as the applicant may have presented, and if the applicant shall have so requested, shall afford the applicant or his designated representative a hearing before the Administrator. The Administrator shall also permit the applicant or his designated representative to review pertinent documents in its possession, including copies of the Plan document and information provided by the Company relating to the applicant's entitlement to such benefit. The Administrator shall make a final determination with respect to the applicant's application for review as soon as practicable, and in any event not later than 60 days after receipt of the aforesaid request for review, except that under special circumstances, such as the necessity for holding a hearing, such sixty-day period may be extended to the extent necessary, but in no event beyond the expiration of 120 days after receipt by the Administrator of such request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the applicant prior to the commencement of the extension. Notice of such final determination of the Administrator shall be furnished to the applicant in writing, in a manner calculated to be understood by him, and shall set forth the specific reasons for the decision and specific references to the pertinent provisions of the Plan upon which the decision is based. If the decision on review is not furnished within the time period set forth above, the claim shall be deemed denied on review.

     12.13 DISPUTED BENEFITS. If any dispute shall arise between a Participant or other person claiming under a Participant and the Administrator after the review of a claim for benefits, or in the event any dispute shall develop as to the person to whom the payment of any benefit under the Plan shall be made, the Trustee may withhold the payment of all or any part of the benefits payable hereunder to the Participant or other person claiming under the Participant until such dispute has been resolved by a court of competent jurisdiction or settled by the parties involved.

     12.14 RESPONSIBILITIES OF NAMED FIDUCIARIES OTHER THAN THE COMMITTEE. The Trustee shall have such responsibilities with respect to the operation of the Plan as are set forth in the Trust Agreement. Any investment adviser which the Committee may employ pursuant to paragraph (c) of Section 12.3 shall have the responsibility to direct the Trustee in investing and reinvesting the Fund (or that portion thereof specified by the Committee in the instrument appointing such adviser) and to report the book value and fair market value of each asset in the Trust Fund (or such portion thereof) to the Committee periodically, as such responsibilities may be more fully described in the Trust Agreement.

     12.15 ALLOCATION OF RESPONSIBILITIES. The description of the responsibilities and powers of the Committee and the description of the responsibilities of the Trustee contained in the foregoing provisions of this
Section 12 shall constitute, for purposes of ERISA, procedures for allocating responsibilities for the operation and administration of the Plan among named fiduciaries.

     12.16 DESIGNATION OF PERSONS TO CARRY OUT RESPONSIBILITIES OF NAMED FIDUCIARIES. The Committee, the Trustee and any investment adviser which the Committee may employ pursuant to paragraph (c) of Section 12.3 may, except as to responsibilities involving management and control of assets held in the Trust Fund, designate one or more other persons to carry out any or all of their respective responsibilities under the Plan, provided that such designation shall be made in writing, filed with the Plan's records and made available for inspection upon request by any Participant or beneficiary under the Plan.

     12.17 PAYMENT OF EXPENSES. All expenses incident to the administration, termination or protection of the Plan, Trust, or any assets of the Plan or related funding vehicle including, but not limited to, actuarial, accounting, investment manager and Trustee fees, shall be paid by the Trustee from the Trust Fund to the extent such expenses are in the judgment of the Committee determined to be proper Plan expenses under ERISA; provided that the obligation of the Trust to pay such expenses shall cease to exist to the extent such expenses are paid by the Company.

                                   SECTION 13

                                  MISCELLANEOUS

     13.1 NO ENLARGEMENT OF EMPLOYEE RIGHTS. The Plan is strictly a voluntary undertaking on the part of each Participating Company and shall not be deemed to constitute a contract between any Participating Company and any Employee, or to be consideration for, or any inducement to the employment of any Employee. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of any Participating Company or shall be deemed to interfere with the right of any Participating Company to discharge any Employee at any time.

          No Employee, prior to his retirement under conditions of eligibility under the Plan for retirement income benefits or prior to his acquiring vested rights, as provided in Section 8 hereof, shall have any right to or interest in any portion of any fund arising from any Participating Company's contributions under the Plan or, in any event, other than as herein specifically provided. No person shall have any right to retirement income benefits under the Plan, except to the extent provided herein.

     13.2 TRANSFER TO STATUS OF EMPLOYEE. If an Employee is transferred from another company in the Controlled Group to an employment status which qualifies him as an Employee, he shall become a Participant in the Plan as of the date on or after such transfer on which he becomes eligible to participate in the Plan under the provisions of Section 3 hereof.

          If, at the time of such Participant's retirement, death or other break in his Credited Service, such Participant is entitled to any benefit under any other defined benefit pension or retirement plan or plans (other than the Prior
Plan) which is or are maintained in whole or in part by contributions of any member of the Controlled Group, the following special rule shall apply:

          Upon such retirement, death or other break in Credited Service of any such Participant, the benefit to which such Participant is entitled under the Plan, based upon Credited Service, Monthly Earnings, etc. during his participation in the Plan, shall be calculated. The benefit actually payable under this Plan to such Participant shall be the larger of (a) benefit normally payable hereunder or (b) the "alternative benefit" described above.

          If, at the time of any Participant's retirement, death or other break in his Credited Service, such Participant is entitled to any benefits under the Berry Metal Company Efficiency Profit Sharing Plan, the Berry Metal Profit Sharing Plan for Salaried Employees, or the Profit Sharing Retirement Plan for Salaried Employees of Swindell-Dressler Corporation and any part of his Credited Service is recognized for benefit purposes under such other plan or plans, the portion of the benefits payable to or on behalf of such Participant under such plan or plans which were financed by such contributions shall be recalculated as though they were payable under the Plan and in the same manner as his benefits, if any, under the Plan for such period of his Credited Service regardless of the actual form of payment utilized under such plan or plans. If such recalculated monthly benefits are equal to or greater than the monthly benefits payable to or on behalf of such Participant under the Plan with respect to such Credited Service, the monthly benefits otherwise payable under the Plan shall be cancelled and he shall be entitled to receive only the benefits payable under such other plan or plans with respect to such Credited Service. If such recalculated monthly benefits are less than the monthly benefits payable to or on behalf of such Participant under the Plan with respect to such Credited Service, the monthly benefits which would be otherwise payable under the Plan shall be reduced by the amount of such recalculated monthly benefits under such other plan or plans and only such reduced monthly benefits shall be payable to or on behalf of such Participant under the Plan with respect to such Credited Service.

     13.3 TRANSFER FROM STATUS OF EMPLOYEE. Notwithstanding any other provisions of the Plan, if a Participant is transferred to any employment status with the Controlled Group which no longer qualifies him as an Employee, his participation in the Plan shall be suspended until the first to occur of the following:

          (i)    his retirement;

          (ii)   the date of his death;

          (iii) the date he is transferred again to an employment status which qualifies him as an Employee; or

          (iv) the date on which his Credited Service is broken for any reason other than his retirement or death.

In determining the amount of retirement income, if any, payable to such Participant under the Plan, his Final Average Monthly Earnings shall be determined as of the date of his transfer of employment status and there shall be excluded from his Credited Service (but not his Vesting Service) all periods after the date of his transfer.

          If he is transferred again to an employment status which qualifies him as an Employee, his participation in the Plan shall be resumed immediately after such transfer.

     13.4 NOTICE OF ADDRESS. Each Participant, former or retired Participant, Beneficiary, Contingent Annuitant, Provisional Payee and each other person entitled to benefits under the Plan must file with the Company, in writing, his post office address and each change of post office address. Any communication, statement, or notice addressed to such a person at his latest post office address as filed with the Company will, on deposit in United States mail with postage prepaid, be binding upon such person for all purposes of the Plan and neither the Trustee, nor any insurance company, nor the Company shall be obliged to undertake a search to ascertain the whereabouts of any such person.

     13.5 DATA. Each Participant, former or retired Participant, Beneficiary, contingent annuitant, provisional payee and each other person entitled to benefits under the Plan must furnish to the Company and any trustee and/or insurance company selected for the purpose of carrying out the provisions of the Plan, such documents, evidence, or information as the Company or such trustee and/or insurance company may consider necessary or desirable for the purpose of administering the Plan, or necessary to protect the Company and such trustee and/or insurance company; and it shall be a condition of the Plan that each such person must furnish such information promptly and sign such documents before any benefits become payable to such person under the Plan.

     13.6 MERGER OR CONSOLIDATION OF PLAN. In the event that at any time the Plan is merged or consolidated with or if the assets and/or liabilities of the Plan are transferred to any other plan, each Participant shall be entitled to receive a benefit under such other plan if it were terminated immediately after such merger, consolidation, or transfer, which would be equal to or greater than the benefit that he would have received had the Plan terminated immediately prior to such merger, consolidation, or transfer.

     13.7 UNCLAIMED BENEFITS: If at, after or during the time when a benefit hereunder is payable to any Participant, Beneficiary, or other distributee, the Committee, upon request of the Trustee, or in its own instance, shall mail by registered or certified mail to such Participant, Beneficiary, or other distributee at his last known address a written demand for his current address or for satisfactory evidence of his continued life, or both, and if such Participant, Beneficiary, or other distributee shall fail to furnish the same to the Committee within two (2) years from the mailing of such demand, the Committee may, in its sole discretion, determine that such Participant, Beneficiary, or other distributee has forfeited his right to such benefit and declare such benefit, or any unpaid portion thereof, terminated as if the death of the Participant (with no surviving Beneficiary or other distributee) had occurred on the date of the last payment made thereon, or the date such Participant, Beneficiary, or other distributee first became entitled to receive benefit payments, whichever is later; provided, however, that such forfeited benefit shall be reinstated if a claim for the same is made by the Participant, Beneficiary, or other distributee at any time thereafter.

     13.8 TEMPORARY LIMITATIONS. In the event that the Plan is terminated or the full current costs thereof applicable to the first ten years following a Commencement Date, as hereinafter defined, have not been met at any time, the benefits provided under the Plan which any of the 25 Highest Paid Employees, as hereinafter defined, may receive will not exceed those which can be provided from Company contributions not in excess of the largest of the following amounts:

          (a) the Employer contributions (or funds attributable thereto) which would have been applied to provide the benefits for such Employees if the Plan as in force on the date preceding any Commencement Date has been continued without change,

          (b)  $20,000, or

          (c) the sum of (1) the Company contributions (or funds attributable thereto) which would have been applied to provide the benefits for such Employees if the Plan as in effect on the day preceding any applicable Commencement Date had been terminated on that day, plus (2) an amount computed by multiplying the number of years in the period for which the current costs of the Plan on and after any applicable Commencement Date are met by 20% of the first $50,000 of his average annual compensation during such period.

          These conditions will not restrict the current payment of full pension benefits called for by the Plan for any Participant, survivor or beneficiary while the Plan is in full effect and its full current costs have been met. In the event that any funds are realized by operation of the restrictions set forth in this Section, they will be used to reduce subsequent Company contributions to the Plan, but if the Company has ceased contributions, they will be used for the benefit of Employees, other than the 25 Highest Paid Employees, on a basis which will not result in discrimination in favor of the more highly compensated Employees.

          For the purposes of this Section, the "25 Highest Paid Employees" shall mean the 25 highest paid Employees of the Company as of the applicable Commencement Date, including any such highest paid Employees who are not covered by the Plan at that time but who may later be covered, but excluding any Employees whose annual benefit will not exceed $1,500.

          For the purposes of this Section, "Commencement Date" shall mean
July 1, 1981 and also the effective date of any amendment to the Plan which increases substantially the possibility of discrimination in favor of highly compensated Employees. The extension of the Plan by action of the Company to a group of Employees not previously covered hereunder will not constitute an amendment of the Plan, but the effective date of such extension will constitute a Commencement Date for that group only.

          In the event that it should be determined by statute or ruling by the Internal Revenue Service that the provisions of this Section 13.8 are no longer necessary to qualify the Plan under the Internal Revenue Code, this Section 13.8 will become ineffective without amendment to the Plan.

                                   SECTION 14

                                     FUNDING

     14.1 TRUSTS AND INSURANCE CONTRACTS. It is intended that benefits under the Plan shall be funded by means of the Trust, contracts issued by an insurance company, or a combination of such media, or through the Trust and such other trusts and/or insurance contracts as the Company in its discretion may establish or cause to be established or entered into for the purpose of carrying out the Plan (hereinafter in this Section 14 referred to as Trusts or Insurance Contracts). The Company will determine the form, terms and provisions of any such Trusts and Insurance Contracts. The Company may also in its discretion direct any trustee or trustees or insurance company or insurance companies to cause any funds held by such trustee or trustees and/or insurance company or insurance companies for the purpose of providing benefits to Participants to be transferred by such trustee or trustees and/or insurance company or insurance companies to any other trustee or trustees and/or insurance company or insurance companies to be held for the same purpose.

     14.2 CONTRIBUTIONS. During the continuance of the Plan and for the purpose of providing for the benefits under the Plan, each Participating Company intends to deposit from time to time with the Trustee or trustees and/or with the insurance company or insurance companies to be held in the Trusts and/or Insurance Contracts such amounts of money as are required under accepted actuarial principles to maintain the Plan in sound condition under the Code.
The Company may direct the Trustee and/or the insurance company to transfer all or any part of the money deposited with it to any other trustee and/or insurance company under other Trusts and/or Insurance Contracts described in Subsection 14.1 hereof.

     14.3 IRREVOCABILITY. A Participating Company shall have no right, title or interest in or to any contributions made under the Plan and no part of the Trust Fund or the assets held under a group annuity contract or any such other Trusts or Insurance Contracts described in Subsection 14.1 hereof shall revert to a Participating Company, except that upon the termination of the Plan as to any Participating Company and after satisfaction or provision for the satisfaction of all fixed and contingent liabilities or obligations to persons entitled to benefits upon such termination, any balance remaining in the Trust Fund or under a group annuity contract, or any such other Trusts or Insurance Contracts described in Subsection 14.1 hereof, attributable to such Participating Company shall be distributed to or as directed by such Participating Company.

          Notwithstanding the foregoing:

          (i) if any contribution is made by a Participating Company by a mistake of fact, such contribution shall be returned to such Participating Company within 1 year after the payment;

          (ii) if a contribution is disallowed as a deduction under
     section 404 of the Internal Revenue Code, then, to the extent the deduction is disallowed, such contribution shall be returned within 1 year after the disallowance; and

          (iii) if the Plan is initially determined by the Internal Revenue Service not to qualify under section 401 of the Internal Revenue Code, any contributions made under the Plan shall be returned within one year after the denial of qualification.

     14.4 PAYMENT OF BENEFITS. Each Participating Company intends the Plan to be permanent, as distinguished from a temporary program. Benefits under the Plan are to be paid from the Trust Fund or a group annuity contract or any such other Trusts or Insurance Contracts described in Subsection 14.1 hereof and only to the extent that the Trust Fund and group annuity contract or any such other Trusts or Insurance Contracts described in Subsection 14.1 hereof shall suffice for the purpose. No Participating Company, nor any of the officers, Employees, members of the Board of any Participating Company, or agents of any Participating Company guarantees the payment of benefits hereunder except as provided in ERISA and any amendments thereto. Except as provided in ERISA, any person having any claim under or in connection with the Plan shall look solely to the Trust Fund, group annuity contract and/or any such Trust or Insurance Contracts described in Subsection 14.1 hereof.

                                   SECTION 15

                    QUALIFICATION UNDER INTERNAL REVENUE CODE

          The Plan and the Trust and Insurance Contracts described in Subsection 14.1 hereof are intended to meet the requirements of section 401(a) of the Code, so that the income of the Trust Fund may be exempt from taxation under section 501(a) of the Internal Revenue Code and contributions of each Participating Company under the Plan may be deductible for Federal Income Tax purposes under section 404 of the Code. Any modification or amendment of the Plan may be made retroactive, as necessary or appropriate, to establish or maintain such qualifications.

                                   SECTION 16

                            AMENDMENT AND TERMINATION

     16.1 AUTHORITY TO AMEND OR TERMINATE. The Company hopes and expects to continue the Plan indefinitely but reserves the right to terminate, or to modify, alter or amend the Plan or the Trust Agreement from time to time to any extent that it may, at its sole and complete discretion, deem advisable including, but without limiting the generality of the foregoing, any amendment deemed necessary to qualify or to ensure the continued qualification of the Plan under the Internal Revenue Code. The foregoing right shall be exercised only by action of the Board except that the Committee, by a written instrument, duly executed by a majority of its members, may make (a) any amendment which may be necessary or desirable to ensure the continued qualification of the Plan and its related trust under the Internal Revenue Code or which may be necessary to comply with the requirements of ERISA, or any regulations or interpretations issued by the Department of Labor or the Internal Revenue Service with respect to the requirements of ERISA or the Internal Revenue Code, (b) any amendment which is required by the provisions of any collective bargaining agreement between the Company and its Employees and (c) any other amendment which will not involve an estimated annual cost under the Plan (determined at the time of the amendment in a manner consistent with the requirements of ERISA) in excess of $200,000. No such amendment shall increase the duties or responsibilities of the Trustee without its consent thereto in writing. No such amendment shall have the effect of diverting the whole or any part of the principal or income of the Fund to purposes other than for the exclusive benefit of Participants and others having an interest in the Plan, prior to the satisfaction of all liabilities with respect to them. It is intended that termination of the Plan by one or more of the Participating Companies will not necessarily constitute termination of the Plan by the remaining Participating Companies.

     16.2 EFFECT OF TERMINATION. Upon the termination or partial termination of the Plan, the rights of all affected Participants to their respective accrued benefits under the Plan shall be nonforfeitable to the extent then funded. Upon the withdrawal from the Plan of, or the complete discontinuance of contributions to the Plan by any Participating Company such rights of all Participants who are Employees of such Company shall likewise be nonforfeitable to the extent then funded. In either such event, the Committee shall (except as provided in Section 16.3) direct the Trustee as to the allocation of the applicable assets of the Plan, in accordance with the following provisions of this Section 16.2. After providing for the expenses of the Plan, the assets remaining in the account of each Participating Company withdrawing from the Plan or discontinuing contributions under the Plan shall be used and applied for the benefit of its Employees and their beneficiaries in the manner prescribed by Section 4044 of ERISA (or corresponding provision of any subsequent applicable law in effect at the time). The Committee may require that the benefits accrued hereunder be paid in cash or in the form of immediate or deferred annuities or otherwise as it shall determine. After such allocation has been made, any residue of such applicable assets of the Plan may be distributed to such Company if all liabilities of the Plan with respect to its Employees and their beneficiaries have been satisfied and the distribution does not contravene any applicable provisions of law.

     16.3 TRUST FUND CONTINUATION. If the Plan is terminated but the Board determines that the Fund shall be continued pursuant to its terms and the provisions of this Section 16.3, no further contributions will thereafter be made by the Company, the rights of all Participants to their accrued benefits under the Plan shall be nonforfeitable to the extent then funded, but the Fund shall be administered as though the Plan were otherwise in full force and effect, except that no further benefits will accrue after the date of termination. If the Fund is subsequently terminated, the Fund shall then be allocated and disbursed in accordance with the provisions of Section 16.2.

                                   SECTION 17

                           TOP-HEAVY PLAN REQUIREMENTS

     17.1 GENERAL RULE: For any Plan Year for which this Plan is a Top-Heavy Plan, as defined in Section 17.8, any other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to the provisions of this
Section 17.

     17.2 VESTING PROVISIONS: Each Participant who has completed an "hour of service" (as defined in Section 1 hereof) after the Plan becomes top heavy and while the Plan is top heavy and who has completed the Service specified in the following table shall be vested in his accrued benefit under this Plan at least as rapidly as is provided in the following schedule:

             Years of Service           Vested Percentage
             ----------------           -----------------
          Less than 2 years                     0%
          2 but less than 3 years              20%
          3 but less than 4 years              40%
          4 but less than 5 years              60%
          5 years or more                     100%

If an account becomes vested by reason of the application of the preceding schedule, it may not thereafter be forfeited by reason of reemployment after retirement pursuant to a suspension of benefits provision, by reason of withdrawal of any mandatory Employee contributions to which employer contributions were keyed, or for any other reason. If the Plan subsequently ceases to be top-heavy, the preceding schedule shall continue to apply with respect to any Participant who had at least 3 years of service (as defined in Treasury Regulation Section 1.411(a)-8T(b)(3)) as of the close of the last year that the Plan was top-heavy, except that each Participant whose non-forfeitable percentage of his accrued benefit derived from employer contributions is determined under such amended schedule, and who has completed at least 3 years of service with the employer, may elect, during the election period, to have the non-forfeitable percentage of his accrued benefit derived from employer contributions determined without regard to such amendment if his non-forfeitable percentage under the Plan as amended is, at any time, less than such percentage determined without regard to such amendment. For all other Participants, the non-forfeitable percentage of their accrued benefit prior to the date the Plan ceased to be top-heavy shall not be reduced, but future increases in the non-forfeitable percentage shall be made only in accordance with Section 8.1.

     17.3 MINIMUM BENEFIT PROVISIONS: Each Participant who is a Non-Key Employee, as defined in Section 17.8(d), shall be entitled to an accrued benefit in the form of a single-life annuity (with no ancillary benefits) beginning at his Normal Retirement Date, that shall not be less than his average annual Participant's compensation, within the meaning of Code Section 415, for years in the Testing Period multiplied by the lesser of: (a) 2% multiplied by the number of years of Top-Heavy Service or (b) 20%. A Non-Key Employee may not fail to receive a minimum benefit because of a failure to receive a specified amount of compensation or a failure to make mandatory Employee or elective contributions.

          "Testing Period" means, with respect to a Participant, the period of consecutive years of Top-Heavy Service, not exceeding 5, during which the Participant had the greatest aggregate compensation, within the meaning of Code
Section 415, from the Company. "Top-Heavy Service" means his Credited Service credited under Section 1. Top-Heavy Service shall not include any Credited Service before July 1, 1984 or any Credited Service that begins after the close of the last Plan Year in which the Plan was a Top-Heavy Plan. Years before and after such excluded periods shall be considered consecutive for purposes of determining the Testing Period.

     17.4 LIMITATION ON COMPENSATION: A Participant's annual compensation taken into account under this Section 17 and under Section 1 for purposes of computing benefits under this Plan shall not be in excess of $200,000 prior to January 1, 1994, or $150,000 on or after January 1, 1994. Such amount shall be adjusted automatically for each Plan Year to the amount prescribed by the Secretary of the Treasury or his delegate pursuant to regulations for the calendar year in which such Plan Year commences.

     17.5 LIMITATION OF BENEFITS: In the event that the Company, other Employer or an Affiliate (hereinafter in this Article collectively referred to as a "Considered Company") also maintains a defined contribution plan providing contributions on behalf of Participants in this Plan, one of the two following provisions shall apply:

          (a) If for a Plan Year this would not be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" in Section 17.8, then the percentages used in Section 17.3 are changed to be the lesser of
     (i) 3% multiplied by the number of years of Top-Heavy Service or
     (ii) the lesser of 30% or 20% plus 1% for each year the Plan is taken into account under this subsection (a).

          (b) If for a Plan Year this Plan would continue to be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" in
     Section 17.8, then the denominator of both the defined contribution plan fraction and the defined benefit plan fraction shall be calculated as set forth in Section 6.7(III), for the limitation year ending in such Plan Year by substituting "1.0" for "1.25" in each place such figure appears. This subsection (b) will not apply for such Plan Year with respect to any individual for whom there are no
     (i) Company contributions, forfeitures or voluntary non-deductible contributions allocated to such individual or
     (ii) accruals for such individual under the defined benefit plan. Furthermore, the transitional rule set forth in Code
     Section 415(e)(6)(B)(i) shall be applied by substituting "Forty-One Thousand Five Hundred Dollars ($41,500)" for "Fifty-One Thousand
     Eight Hundred Seventy-Five Dollars ($51,875)" where it appears therein.

     17.6 COORDINATION WITH OTHER PLANS: In the event that another defined contribution or defined benefit plan maintained by a Considered Company provides contributions or benefits on behalf of Participants in this Plan, such other plan shall be treated as a part of this Plan pursuant to applicable principles prescribed by U.S. Treasury Regulations or IRS rulings to determine whether this Plan satisfies the requirements of Sections 17.2, 17.3 and 17.4 and to avoid inappropriate omissions or inappropriate duplication of minimum contributions. Such determination shall be made upon the advice of counsel by the Committee.
In the event a Participant is covered both by a top-heavy defined benefit plan and a top-heavy defined contribution plan, a comparability analysis (as prescribed by Revenue Ruling 81-202 or any successor ruling) shall be performed in order to establish that the plans are providing benefits at least equal to the defined benefit minimum. If it becomes necessary to establish that the plans are providing benefits not less than the defined benefit minimum, the Employer or the Company shall take appropriate action to cause an adjustment in either or both of benefits or contributions in order that such minimum benefits be provided.

     17.7 DISTRIBUTIONS TO CERTAIN KEY EMPLOYEES: Notwithstanding any other provision of this Plan to the contrary, the entire interest in this Plan of each Participant who is a 5% owner (as described in Section 416(i)(A) of the Code determined with respect to the Plan Year ending in the calendar year in which such individual attains age 70 1/2), shall be distributed to such Participant not later than the first day of April following the calendar year in which such individual attains age 70 1/2.

     17.8 DETERMINATION OF TOP-HEAVY STATUS: The Plan shall be a Top-Heavy Plan for any Plan Year if, as of the Determination Date, the present value of the cumulative accrued benefits under the Plan determined as of the Valuation Date for Participants (including former Participants) who are Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the Plan for all Participants (including former Participants) or, if this Plan is required to be in an Aggregation Group, any such Plan Year in which such Group is a Top-Heavy Group.

          In determining Top-Heavy status, if an individual has not performed
1 hour of service for any Considered Company at any time during the five-year period ending on the Determination Date, any accrued benefit for such individual and the aggregate accounts of such individual shall not be taken into account. The accrued benefit of any Employee (other than a Key Employee) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Aggregation Group or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

          For purposes of this Section, the capitalized words have the following meanings:

          (a) "Aggregation Group" means the group of plans, if any, that includes both the group of plans required to be aggregated and the group of plans permitted to be aggregated. The group of plans required to be aggregated (the "required aggregation group") includes:

               (i) Each plan of a Considered Company in which a Key Employee is a participant in the Plan Year containing the Determination Date, or any of the 4 preceding Plan Years, and

               (ii) Each other plan, including collectively bargained plans, of a Considered Company which, during this period, enables a plan in which a Key Employee is a participant to meet the requirements of Section 401(a)(4) or 410 of the Code.

          The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of a Considered Company that is not part of the required aggregation group and that the Considered Company certifies as a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

          (b) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year or in the case of the first Plan Year of the Plan, Determination Date means the last day of such Plan Year.

          (c) "Key Employee" means any Participant (and any beneficiary of a Participant under this Plan) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 50% of the amount in effect under Code Section 415(b)(1)(A), an owner (or considered an owner under Code Section 318) of 1 of the 10 largest interests in the Employer if such individual's compensation exceeds 100% of the amount in effect under Section 6.7(IV)4A, a 5% owner of the Employer, or a 1% owner of the

     Employer who has an annual compensation of more than $150,000. The determination period is the Plan Year containing the determination date and the 4 preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

          (d) A "Non-Key Employee" means any Employee (and any beneficiary of an Employee) who is not a Key Employee.

          (e) "Top-Heavy Group" means the Aggregation Group, if as of the applicable Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group plus the aggregate of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all Employees, excluding former Key Employees as provided in paragraph (i) below, under all such defined benefit plans plus the aggregate accounts for all Employees, excluding former Key Employees as provided in paragraph (i) below, under all such defined contribution plans. In determining Top- Heavy status, if an individual has not performed
     1 hour of service for any Considered Company at any time during the five-year period ending on the Determination Date, any accrued benefit for such individual and the aggregate accounts of such individual shall not be taken into account. If the Aggregation Group that is a Top-Heavy Group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as Top-Heavy Plans. If the Aggregation Group is not a Top-Heavy Group, no plan within such group will be a Top-Heavy Plan.

     In determining whether this Plan constitutes a Top-Heavy Plan, the Committee (or its agent) will make the following adjustments in connection therewith:

          (f) When more than one plan is aggregated, the Committee shall determine separately for each plan as of each plan's Determination Date the present value of the accrued benefits (for this purpose using the actuarial assumptions set forth in the applicable plan, and if such assumptions are not set forth in the applicable plan, using the assumptions set forth in this Plan) or account balance. The results shall then be aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

          (g) In determining the present value of the cumulative accrued benefit (for this purpose using the actuarial assumptions set forth in Section 1(xv) hereof or the amount of the account of any Employee, such present value or account will include the amount in dollar value of the aggregate distributions made to such Employee under the applicable plan during the five-year period ending on the Determination Date unless reflected in the value of the accrued benefit or account balance as of the most recent Valuation Date. The amounts will include distributions to Employees which represented the entire amount credited to their accounts under the applicable plan.

          (h) Further, in making such determination, such present value or such account shall not include any rollover contribution (or similar transfer) initiated by the Employee and made after December 31, 1983 to an applicable plan.

               (i) If the rollover contribution (or similar transfer) is initiated by the Employee and made to or from a plan maintained by another Considered Company, the plan providing the distribution shall include such distribution in the present value or such account; the plan accepting the distribution shall not include such distribution in the present value or such account unless the plan accepted it before December 31, 1983.

               (ii) If the rollover contribution (or similar transfer) is not initiated by the Employee or made from a plan maintained by another Considered Company, the plan accepting the distribution shall include such distribution in the present value or such account, whether the plan accepted the distribution before or after December 31, 1983; the plan making the distribution shall not include the distribution in the present value or such account.

          (i) Further, in making such determination, in any case where an individual is a Non-Key Employee with respect to an applicable plan but was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit and any account of such Employee shall be altogether disregarded. For this purpose, to the extent that a Key Employee is deemed to be a Key Employee if he or she met the definition of Key Employee within any of the 4 preceding Plan Years, this provision shall apply following the end of such period of time.

          (j) "Valuation Date" means for purposes for determining the present value of an accrued benefit as of the Determination Date the date determined as of the most recent valuation date which is within a twelve-month period ending on the Determination Date. For the first plan year of a plan, the accrued benefit for a current Employee shall be determined either as if the individual (i) terminated service as of the Determination Date or (ii) terminated service as of the Valuation Date, but taking into account the estimated accrued benefit as of the Determination Date. The Valuation Date shall be determined in accordance with the principles set forth in Q.&A. T-25 of Treasury Regulations Section 1.416-1.

          (k) For purposes of this Section, "compensation" shall have the meaning given to it in Section 6.7(IV)5 of the Plan.

          IN WITNESS WHEREOF, The M. W. Kellogg Company has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 15th day of April, 1994, but effective as of January 1, 1989.

                                   THE M. W. KELLOGG COMPANY



                                   By   David L. Bartlett
                                        -------------------------------
                                        David L. Bartlett
                                        Vice President, Human Resources

                                   APPENDIX A

                       EARLY RETIREMENT REDUCTION FACTORS

                   July 1, 1969 - Pullman Inc. Retirement Plan

                           YEARS OF CREDITED SERVICE:

================================================================================
      AGE                      10 Years to   15 Years to  10 Years to
                                 But less     But less      But less
                   Less than     than 15       than 20      than 25     25 Years
                   10 Years       Years         Years        Years       or more
================================================================================
      55.0          .450           .500         .550          .600        .650
--------------------------------------------------------------------------------
      55.1          .453           .503         .553          .603        .653
--------------------------------------------------------------------------------
      55.2          .455           .505         .555          .605        .655
--------------------------------------------------------------------------------
      55.3          .458           .508         .558          .608        .658
--------------------------------------------------------------------------------
      55.4          .460           .510         .560          .610        .660
--------------------------------------------------------------------------------
      55.5          .463           .513         .563          .613        .663
--------------------------------------------------------------------------------
      55.6          .465           .515         .565          .615        .665
--------------------------------------------------------------------------------
      55.7          .468           .518         .568          .618        .668
--------------------------------------------------------------------------------
      55.8          .470           .520         .570          .620        .670
--------------------------------------------------------------------------------
      55.9          .473           .523         .573          .622        .673
--------------------------------------------------------------------------------
      55.10         .475           .525         .575          .625        .675
--------------------------------------------------------------------------------
      55.11         .478           .528         .578          .628        .678
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      56.0          .480           .530         .580          .630        .680
--------------------------------------------------------------------------------
      56.1          .483           .533         .583          .633        .683
--------------------------------------------------------------------------------
      56.2          .487           .537         .587          .637        .687
--------------------------------------------------------------------------------
      56.3          .490           .540         .590          .640        .690
--------------------------------------------------------------------------------
      56.4          .493           .543         .593          .643        .693
--------------------------------------------------------------------------------
      56.5          .497           .547         .597          .647        .697
--------------------------------------------------------------------------------

================================================================================
      AGE                      10 Years to   15 Years to  10 Years to
                                 But less     But less      But less
                   Less than     than 15       than 20      than 25     25 Years
                   10 Years       Years         Years        Years       or more
================================================================================
      56.6          .500           .550         .600          .650        .700
--------------------------------------------------------------------------------
      56.7          .503           .553         .603          .653        .703
--------------------------------------------------------------------------------
      56.8          .507           .557         .607          .657        .707
--------------------------------------------------------------------------------
      56.9          .510           .560         .610          .660        .710
--------------------------------------------------------------------------------
      56.10         .513           .563         .613          .663        .713
--------------------------------------------------------------------------------
      56.11         .517           .567         .617          .667        .717
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      57.0          .520           .570         .620          .670        .720
--------------------------------------------------------------------------------
      57.1          .523           .573         .623          .673        .723
--------------------------------------------------------------------------------
      57.2          .527           .577         .627          .677        .727
--------------------------------------------------------------------------------
      57.3          .530           .580         .630          .680        .730
--------------------------------------------------------------------------------
      57.4          .533           .583         .633          .683        .733
--------------------------------------------------------------------------------
      57.5          .537           .587         .637          .687        .737
--------------------------------------------------------------------------------
      57.6          .540           .590         .640          .690        .740
--------------------------------------------------------------------------------
      57.7          .543           .593         .643          .693        .743
--------------------------------------------------------------------------------
      57.8          .547           .597         .647          .697        .747
--------------------------------------------------------------------------------
      57.9          .550           .600         .650          .700        .750
--------------------------------------------------------------------------------
     57.10          .533           .603         .653          .703        .753
--------------------------------------------------------------------------------
     57.11          .557           .607         .657          .707        .757
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      58.0          .560           .610         .660          .710        .760
--------------------------------------------------------------------------------
      58.1          .563           .613         .663          .713        .763
--------------------------------------------------------------------------------
      58.2          .567           .617         .667          .717        .767
--------------------------------------------------------------------------------
      58.3          .570           .620         .670          .720        .770
--------------------------------------------------------------------------------

================================================================================
      AGE                      10 Years to   15 Years to  10 Years to
                                 But less     But less      But less
                   Less than     than 15       than 20      than 25     25 Years
                   10 Years       Years         Years        Years       or more
================================================================================
      58.4          .573           .623         .673          .723        .773
--------------------------------------------------------------------------------
      58.5          .577           .627         .677          .727        .777
--------------------------------------------------------------------------------
      58.6          .580           .630         .680          .730        .780
--------------------------------------------------------------------------------
      58.7          .583           .633         .683          .733        .783
--------------------------------------------------------------------------------
      58.8          .587           .637         .687          .737        .787
--------------------------------------------------------------------------------
      58.9          .590           .640         .690          .740        .790
--------------------------------------------------------------------------------
     58.10          .593           .643         .693          .743        .793
--------------------------------------------------------------------------------
     58.11          .597           .647         .697          .747        .797
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      59.0          .600           .650         .700          .750        .800
--------------------------------------------------------------------------------
      59.1          .604           .654         .704          .754        .804
--------------------------------------------------------------------------------
      59.2          .608           .658         .708          .758        .808
--------------------------------------------------------------------------------
      59.3          .613           .663         .713          .763        .813
--------------------------------------------------------------------------------
      59.4          .617           .667         .717          .767        .817
--------------------------------------------------------------------------------
      59.5          .621           .671         .721          .771        .821
--------------------------------------------------------------------------------
      59.6          .625           .675         .725          .775        .825
--------------------------------------------------------------------------------
      59.7          .629           .679         .729          .779        .829
--------------------------------------------------------------------------------
      59.8          .633           .683         .733          .783        .833
--------------------------------------------------------------------------------
      59.9          .638           .688         .738          .788        .838
--------------------------------------------------------------------------------
     59.10          .642           .692         .742          .792        .842
--------------------------------------------------------------------------------
     59.11          .646           .696         .746          .796        .846
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      60.0          .650           .700         .750          .800        .850
--------------------------------------------------------------------------------
      60.1          .654           .704         .754          .804        .854
--------------------------------------------------------------------------------

================================================================================
      AGE                      10 Years to   15 Years to  10 Years to
                                 But less     But less      But less
                   Less than     than 15       than 20      than 25     25 Years
                   10 Years       Years         Years        Years       or more
================================================================================
      60.2          .658           .708         .758          .808        .858
--------------------------------------------------------------------------------
      60.3          .663           .713         .763          .813        .863
--------------------------------------------------------------------------------
      60.4          .667           .717         .767          .817        .867
--------------------------------------------------------------------------------
      60.5          .671           .721         .771          .821        .871
--------------------------------------------------------------------------------
      60.6          .675           .725         .775          .825        .875
--------------------------------------------------------------------------------
      60.7          .679           .729         .779          .829        .879
--------------------------------------------------------------------------------
      60.8          .683           .733         .783          .833        .883
--------------------------------------------------------------------------------
      60.9          .688           .738         .788          .838        .888
--------------------------------------------------------------------------------
      60.10         .692           .742         .792          .842        .892
--------------------------------------------------------------------------------
      60.11         .696           .746         .796          .846        .896
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      61.0          .700           .750         .800          .850        .900
--------------------------------------------------------------------------------
      61.1          .706           .756         .806          .856        .906
--------------------------------------------------------------------------------
      61.2          .712           .762         .812          .862        .912
--------------------------------------------------------------------------------
      61.3          .718           .768         .818          .868        .918
--------------------------------------------------------------------------------
      61.4          .723           .773         .823          .873        .923
--------------------------------------------------------------------------------
      61.5          .729           .779         .829          .879        .929
--------------------------------------------------------------------------------
      61.6          .735           .785         .835          .885        .935
--------------------------------------------------------------------------------
      61.7          .741           .791         .841          .891        .941
--------------------------------------------------------------------------------
      61.8          .747           .797         .847          .897        .947
--------------------------------------------------------------------------------
      61.9          .753           .803         .853          .903        .953
--------------------------------------------------------------------------------
      61.10         .758           .808         .858          .908        .958
--------------------------------------------------------------------------------
      61.11         .764           .814         .864          .914        .964
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
      AGE                      10 Years to   15 Years to  10 Years to
                                 But less     But less      But less
                   Less than     than 15       than 20      than 25     25 Years
                   10 Years       Years         Years        Years       or more
================================================================================
      62.0          .770           .820         .870          .920        .970
--------------------------------------------------------------------------------
      62.1          .775           .825         .875          .923        .971
--------------------------------------------------------------------------------
      62.2          .780           .830         .880          .927        .972
--------------------------------------------------------------------------------
      62.3          .785           .835         .885          .930        .973
--------------------------------------------------------------------------------
      62.4          .790           .840         .890          .933        .973
--------------------------------------------------------------------------------
      62.5          .795           .845         .895          .937        .974
--------------------------------------------------------------------------------
      62.6          .800           .850         .900          .940        .975
--------------------------------------------------------------------------------
      62.7          .805           .855         .905          .943        .976
--------------------------------------------------------------------------------
      62.8          .810           .860         .910          .947        .977
--------------------------------------------------------------------------------
      62.9          .815           .865         .915          .950        .978
--------------------------------------------------------------------------------
      62.10         .820           .870         .920          .953        .978
--------------------------------------------------------------------------------
      62.11         .825           .875         .925          .957        .979
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      63.0          .830           .880         .930          .960        .980
--------------------------------------------------------------------------------
      63.1          .837           .885         .933          .962        .981
--------------------------------------------------------------------------------
      63.2          .843           .890         .937          .963        .982
--------------------------------------------------------------------------------
      63.3          .850           .895         .940          .965        .983
--------------------------------------------------------------------------------
      63.4          .857           .900         .943          .967        .983
--------------------------------------------------------------------------------
      63.5          .863           .905         .947          .968        .984
--------------------------------------------------------------------------------
      63.6          .870           .910         .950          .970        .985
--------------------------------------------------------------------------------
      63.7          .877           .915         .953          .972        .986
--------------------------------------------------------------------------------
      63.8          .883           .920         .957          .973        .987
--------------------------------------------------------------------------------
      63.9          .890           .925         .960          .975        .988
--------------------------------------------------------------------------------
      63.10         .897           .930         .963          .977        .988
--------------------------------------------------------------------------------

================================================================================
      AGE                      10 Years to   15 Years to  10 Years to
                                 But less     But less      But less
                   Less than     than 15       than 20      than 25     25 Years
                   10 Years       Years         Years        Years       or more
================================================================================
      63.11         .903           .935         .967          .978        .989
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      64.0          .910           .940         .970          .980        .990
--------------------------------------------------------------------------------
      64.1          .918           .945         .973          .982        .991
--------------------------------------------------------------------------------
      64.2          .925           .950         .975          .983        .992
--------------------------------------------------------------------------------
      64.3          .933           .955         .978          .985        .993
--------------------------------------------------------------------------------
      64.4          .940           .960         .980          .987        .993
--------------------------------------------------------------------------------
      64.5          .948           .965         .983          .988        .994
--------------------------------------------------------------------------------
      64.6          .955           .970         .985          .990        .995
--------------------------------------------------------------------------------
      64.7          .963           .975         .988          .992        .996
--------------------------------------------------------------------------------
      64.8          .970           .980         .990          .993        .997
--------------------------------------------------------------------------------
      64.9          .978           .985         .993          .995        .998
--------------------------------------------------------------------------------
      64.10         .985           .990         .995          .997        .998
--------------------------------------------------------------------------------
      64.11         .993           .995         .998          .998        .999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      65.0          1.000         1.000         1.000        1.000        1.000
================================================================================